STRICTLY CONFIDENTIAL    EXECUTION COPY

Confidential Treatment Requested by Codexis, Inc.

GLOBAL DEVELOPMENT, OPTION AND LICENSE AGREEMENT

between

NESTEC LTD.

and

CODEXIS, INC.

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Article 6 COMMERCIALIZATION		28
6.1	Commercialization Generally	28
6.2	NHSc Diligence Obligation	28
6.3	Net Sales Estimates	29
Article 7 FINANCIAL TERMS		29
7.1	Upfront Payment	29
7.2	Option Exercise Payment	29
7.3	Milestone Payments	29
7.4	Royalties	31
7.5	Additional Royalty Terms	32
7.6	Royalty Payments and Reports	33
7.7	Certain Limitations	33
7.8	Payment Terms	33
7.9	Interest on Late Payments	33
7.1	Currency Conversion	33
7.11	Taxes and Withholding	33
7.12	Books and Records; Audit	34
Article 8 REPRESENTATIONS AND WARRANTIES		35
8.1	Mutual Representations and Warranties	35
8.2	Additional Representations and Warranties of Codexis	36
Article 9 INTELLECTUAL PROPERTY		38
9.1	Ownership of Intellectual Property	38
9.2	Maintenance and Prosecution of Patents	39
9.3	Enforcement of Patents	40
9.4	Infringement Claims by Third Parties; Challenge Proceedings	42
9.5	Invalidity or Unenforceability Defenses or Actions	43
9.6	[***].	44
9.7	Patent Listings.	44
Article 10 CONFIDENTIAL INFORMATION; PUBLICATIONS
10.1	Nondisclosure	44
10.2	Authorized Disclosure	45
10.3	Terms of this Agreement	46
10.4	Securities Filings	47
10.5	Publications	47
10.6	Return of Confidential Information	48
10.7	Previously Disclosed Confidential Information	48
Article 11 INDEMNIFICATION; LIABILITY LIMITATIONS; WAIVER		48
11.1	Indemnification of NHSc	48
11.2	Indemnification of Codexis	49
11.3	Procedure for Indemnification	49
11.4	Insurance	50
11.5	Limitation of Liability; Waiver of Implied Warranties	50

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Article 12 TERM AND TERMINATION		51
12.1	Effectiveness; Term	51
12.2	Termination Rights	51
12.3	Effect of Termination	53
12.4	Further Effects of Termination	56
12.5	Bankruptcy	56
Article 13 DISPUTE RESOLUTION		57
13.1	Elevation of Issues for Resolution	57
13.2	Arbitration	58
Article 14 MISCELLANEOUS		59
14.1	Severability	59
14.2	Notices	59
14.3	Assignment	60
14.4	Performance by Affiliates	61
14.5	Further Assurances	61
14.6	Waivers and Modifications	61
14.7	Choice of Law	62
14.8	Injunctive Relief	62
14.9	Publicity	62
14.1	Relationship of the Parties	62
14.11	Entire Agreement	62
14.12	Counterparts	63
14.13	Exports	63
14.14	Amendments	63
14.15	Interpretation	63

Exhibits

Exhibit A:    Development Plan
Exhibit B:    Initial Licensed Patents
Exhibit C:    Press Release
Exhibit D:    Claimed PAL Compounds
Exhibit E:    Compound-related Contracts
Exhibit F:    Formulation Objectives
Exhibit G:    Solid Dosage Form Development Study

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GLOBAL DEVELOPMENT, OPTION AND LICENSE AGREEMENT
This GLOBAL DEVELOPMENT, OPTION AND LICENSE AGREEMENT (this “Agreement”) is made as of October 12, 2017 (the “Effective Date”), by and between NESTEC LTD., a limited company organized and existing under the laws of Switzerland, having an office located at Avenue Nestlé 55, 1800 Vevey, Switzerland (“NHSc”), and CODEXIS, INC., a corporation incorporated and existing under the laws of the State of Delaware, having an office located at 200 Penobscot Drive, Redwood City, CA 94063, USA (“Codexis”). NHSc and Codexis are sometimes referred to herein individually as a “Party” and collectively as the “Parties.”
RECITALS
WHEREAS, Codexis is developing, and owns or controls certain patent rights, technology, know-how and other intellectual property relating to a novel therapeutic oral enzyme product candidate for the treatment of HPA (as defined herein);
WHEREAS, NHSc wishes to obtain, and Codexis wishes to grant to NHSc, an option to obtain a license under such intellectual property of Codexis in respect of such product candidate and related enzymes, as set forth in this Agreement; and
WHEREAS, NHSc wishes to obtain from Codexis, and Codexis wishes to grant to NHSc, exclusive rights of first negotiation to obtain a license to additional product candidates developed from time to time by Codexis in the field of inborn errors of amino acid metabolism and related enzymes, as set forth in this Agreement.
NOW, THEREFORE in consideration of the foregoing and the mutual agreements set forth below, the Parties agree as follows:
Article 1
DEFINITIONS
1.1    Definitions. The terms in this Agreement with initial letters capitalized, whether used in the singular or the plural, shall have the respective meanings either set forth below or in another part of this Agreement.
“Affiliate” of a Party means an entity that (directly or indirectly) is controlled by, controls, or is under common control with such Party where control means the direct or indirect ownership of voting securities entitled to cast at least fifty percent (50%) of the votes in the election of directors, or such other relationship as results in the power to control the management, business, assets and affairs of an entity.
2    “Agreement” has the meaning set forth in the preamble hereto.
3    “Bankruptcy Code” means, as applicable, the U.S. Bankruptcy Code, as amended from time to time, and the rules and regulations and guidelines promulgated thereunder or the bankruptcy laws of any Governmental Authority, as amended from time to time, and the rules and regulations and guidelines promulgated thereunder or any applicable bankruptcy laws of any other

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country or competent Governmental Authority, as amended from time to time, and the rules and regulations and guidelines promulgated thereunder.
4    “Biocatalyst” means an enzyme that is used as a catalyst or processing aid for the production of a compound in a discovery, research, development or commercial manufacturing setting. An enzyme shall not be deemed to be a Biocatalyst if it [***]. For the avoidance of doubt, [***] may be present in such [***], so long as such [***].
5    “Biosimilar Product” means, with respect to Product in a particular country, another therapeutic product that: (A) has received Regulatory Approval as a biosimilar product or bioequivalent product to such Product, based on a biologic product license application submitted under Section 351(k) of the Public Health Service Act, 42 U.S.C. Section 262(k), any Law having similar effect in the United States that replaces such Law, or corresponding legislation outside of the United States, using such Product as a reference product; and (B) is sold in such country by a Third Party that is not a licensee or sublicensee of NHSc, or its Affiliates or sublicensees.
6    “BLA” means (i) in the United States, a Biologics License Application, as defined in the United States Public Health Service Act (42 U.S.C. § 262), and applicable regulations promulgated thereunder by the FDA, or any equivalent application that replaces such application, (ii) in the EU, a marketing authorization application, as defined in applicable regulations of the EMA, and (iii) in any other country, the relevant equivalent to the foregoing.
7    “Bulk Drug Substance” means the formulation of the Initial Compound as [***] for use in a Phase Ib Clinical Trial, which formulation shall be the same as that used in the Phase Ia Clinical Trial of the Initial Compound.
8    “Business Combination” has the meaning set forth in Section 14.3.
9    “Business Day” means a day other than Saturday, Sunday or any day on which commercial banks located in New York, New York or Geneva, Switzerland, are authorized or obligated by applicable Law to close.
10    “Calendar Quarter” means, with respect to any given Calendar Year, the respective periods of three (3) consecutive calendar months ending on March 31, June 30, September 30 or December 31.
11    “Calendar Year” means each successive period of twelve (12) consecutive months commencing on January 1 and ending on December 31.
12    “Challenge Proceeding” has the meaning set forth in Section 9.4.3.
13    “Claim” means any charge, complaint, action, suit, proceeding, hearing, investigation, claim or demand.
14    “Claimed PAL Compound” means any enzyme, other than the Specified Compounds, that is covered by a claim included as of the Effective Date in U.S. Patent No. [***], U.S. Patent Application No. [***] or U.S. Patent Application No. [***], or any applications that

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claim priority to U.S. Patent No. [***], U.S. Patent Application No. [***] or U.S. Patent Application No. [***], but excluding [***] Compounds.
15    “Clinical Trial” means a clinical trial in human subjects that, to the extent required by applicable Law, has been approved by a Regulatory Authority and an institutional review board or ethics committee, and is designed to measure the safety and/or efficacy of Product. Clinical Trials shall include Phase Ia Clinical Trials, Phase Ib Clinical Trials, Phase II Clinical Trials and Phase III Clinical Trials.
16    “CMC” means the chemistry, manufacturing and controls sections (together with all supporting documentation and records) of any BLA or the comparable portions of other applications for Regulatory Approval.
17    “Codexis” has the meaning set forth in the preamble hereto.
18    “Codexis Competing Product” means any therapeutic product that is an enzyme or contains an enzyme as an active ingredient and that has been or is to be developed or commercialized for the treatment of HPA.
19    “Codexis Methods” means Codexis’ proprietary tools, processes and methods for Protein Engineering that are covered or claimed by Patents or Know-How Controlled by Codexis, including without limitation (i) tools, processes and methods used to identify, select, optimize, isolate, modify, engineer and develop proteins, including enzymes, through the recombination, rearrangement and/or mutation of genetic material for the creation of genetic diversity using any methods, including but not limited to bioinformatics, in silico, in vitro, and/or in vivo technologies, (ii) screening techniques, methodologies and/or processes of using the resulting genes and/or proteins, including enzymes, to identify and assess their potential utility, (iii) gene expression methods applicable in high throughput screening, (iv) techniques for cultivation of microorganisms, (v) techniques for producing, harvesting, and/or purifying proteins, including enzymes, and (vi) bioinformatics methods and algorithms, including those known as “Mosaic®,” “ProSAR™”, “Harvester”, “Sage™”, and “LIMS” (in each case (clauses (i) through (vi), for clarity, as used in Protein Engineering); provided however that Codexis Methods shall not include any Information, tools, processes or methods that are specifically related to, or are otherwise necessary for the Exploitation of, a Compound, Product, ROFN Compound or ROFN Product, as applicable.
“Combination Product” means a package of therapeutic products containing Product and one (1) or more products that are not the Product (an “Other Product”) where Product and such Other Product(s) are packaged together and sold for a single invoiced price. For clarity, a Combination Product shall not include a Product that is co-formulated with an Other Product.
20    “Commencement” means, with respect to a Clinical Trial, the first dosing of the first patient enrolled in such Clinical Trial.
21    “Commercialization” means any and all activities relating specifically to the preparation for sale of, offering for sale of, or sale of a product, including activities related to launching, marketing, promoting, distributing, detailing, importing, pricing, reimbursement, and advertising such product, and interacting with Regulatory Authorities regarding any of the foregoing,

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but excluding any activities relating to Manufacture. When used as a verb, “Commercialize” and “Commercializing” means to engage in Commercialization, and “Commercialized” has a correlative meaning.
22    “Commercially Reasonable Efforts” means, with respect to either Party, efforts that are consistent with the type and scope of efforts that a company within the biopharmaceutical industry similarly situated to, as applicable, Codexis (in the case of Codexis’ obligations hereunder) or the Nestlé Health Unit (in the case of NHSc’s obligations hereunder) would devote to a compound or product of similar type, launch timing, risk profile and profit potential as the applicable Compound or Product, but in no event less than the type and scope of efforts that Codexis and its Affiliates or the Nestlé Health Unit, as applicable, would devote to any of its other compounds or products of similar type, launch timing, risk profile and profit potential as the applicable Compound or Product, but without taking into account any Competing Products being developed or commercialized by or on behalf of Codexis or NHSc or their Affiliates or licensees or sublicensees, as applicable. Without limiting the foregoing, in relation to Commercialization activities, Commercially Reasonable Efforts shall be determined on a country-by-country basis.
23    “Competing Product” means, as applicable, a Codexis Competing Product or a NHSc Competing Product.
24    “Compounds” means, collectively, the Specified Compounds as well as any enzyme that is a Claimed PAL Compound and “Compound” means any of the foregoing.
25    “Confidential Information” means any and all technical, business or other Information, or data of a Party or its Affiliates provided orally, visually, in writing, graphically, electronically, or in another form by or on behalf of such Party or its Affiliates to the other Party or its Affiliates in connection with this Agreement, including the terms of this Agreement, the Compounds or any Product, any Exploitation of the Compounds or any Product, any know-how with respect thereto developed by or on behalf of the disclosing Party or its Affiliates, or the scientific, regulatory or business affairs or other activities of either Party. Notwithstanding the foregoing, (i) [***] and (ii) [***] to (x) [***] or (y) [***] (for clarity, clauses (x) and (y)) [***] Notwithstanding anything to the contrary, Confidential Information of Codexis or its Affiliates relating [***] to the Codexis Methods shall not become Confidential Information of NHSc.
26    “Controlled” or “Control”, when used in reference to any intellectual property, intellectual property right, material, know-how or information, means the legal authority or right of a Party hereto (or its Affiliates) to: (i) grant, or procure the grant of, a license or sublicense, to the extent provided for herein, of the intellectual property, intellectual property right, material, know-how or information to the other Party; or (ii) in relation to material, know-how and information only, disclose or provide access to, to the extent provided for herein, such material, know-how or information to the other Party, and in each case without (1) breaching the terms of any agreement with a Third Party, or (2) misappropriating the material, know-how, intellectual property, intellectual property rights, or information of a Third Party.
27    “Covered” has the meaning set forth in the definition of “Valid Claim.” “Cover” and “Covering” have correlative meanings.

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28    “Debarred Person” has the meaning set forth in Section 8.1.6.
29    “Development” means non-clinical and clinical drug development activities reasonably related to the development and submission of information to a Regulatory Authority or otherwise to the testing and validation of a therapeutic agent, including, without limitation, toxicology, pharmacology and pre-clinical efforts, test method development and stability testing, manufacturing process and CMC development, formulation development, delivery system development, quality assurance and quality control development, statistical analysis, clinical trials (including, without limitation, pre- and post-approval studies), whether for purposes of label expansion or otherwise. Development shall include post-approval Development activities. When used as a verb, “Develop” means to engage in Development.
30    “Development Plan” means the Development Plan contemplated by Section 4.2, as amended or modified from time to time in accordance with Section 4.2.
31    “Disclosing Party” has the meaning set forth in Section 10.1.
32    “Dispute” has the meaning set forth in Section 13.1.1.
33    “DOJ” means the United States Department of Justice, or any successor agency thereto.
34    “Effective Date” has the meaning set forth in the preamble hereto.
35    “EMA” means the European Medicines Agency, or any successor agency thereto.
36    “European Union” or “EU” means, at any given time during the Term, the then-current member states of the European Union; provided that the United Kingdom shall be deemed to be included in the EU for so long as it remains subject to the jurisdiction of the EMA, regardless of its actual membership in the EU.
37    “Evaluation Period” has the meaning set forth in Section 2.3.2.
38    “Exploit” means to make, have made, import, use, sell or offer for sale, including to Develop, Commercialize, Manufacture and have Manufactured. “Exploitation” has a correlative meaning.
39    “FD&C Act” means the United States Food, Drug and Cosmetic Act (21 U.S.C. § 301 et seq.), as amended from time to time, together with any rules, regulations and requirements promulgated thereunder (including all additions, supplements, extensions, and modifications thereto).
40    “FDA” means the U.S. Food and Drug Administration, or any successor agency thereto.
41    “First Commercial Sale” means, with respect to a particular country, the first commercial sale, transfer or other disposition by NHSc or its Affiliate or sublicensee in such country

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of Product following the receipt of the requisite Product Approval for Product in such country [***], excluding any sale, transfer or disposition that would not constitute a sale for purposes of the definition of Net Sales.
42    “Formulation Objectives” means the objectives for the Solid Dosage Form Development Study that are set forth on Exhibit F.
43    “FTC” means the United States Federal Trade Commission, or any successor agency thereto.
44    “GAAP” means United States generally accepted accounting principles.
45    “GCP” means the then-current standards, practices and procedures promulgated or endorsed by the FDA as set forth in the guidelines entitled “Guidance for Industry E6 Good Clinical Practice: Consolidated Guidance,” including related regulatory requirements imposed by the FDA and comparable regulatory standards, practices and procedures promulgated by the EMA or other applicable Regulatory Authorities, as such standards, practices and procedures may be updated from time to time, including applicable quality guidelines promulgated under the ICH.
46    “GLP” means the then-current good laboratory practice standards promulgated or endorsed by the FDA as defined in 21 C.F.R. Part 58, and comparable regulatory standards promulgated by the EMA or other applicable Regulatory Authorities, as such standards may be updated from time to time, including applicable quality guidelines promulgated under the ICH.
47    “GMP” means the standards relating to current Good Manufacturing Practices for fine chemicals, active pharmaceutical ingredients, intermediates, bulk products or finished pharmaceutical products set forth in (i) 21 U.S.C. 351(a)(2)(B), in FDA regulations at 21 C.F.R. Parts 210 and 211 and in The Rules Governing Medicinal Products in the European Community, Volume IV, Good Manufacturing Practice for Medicinal Products, or (ii) the ICH Guidelines relating to the manufacture of active ingredients and finished pharmaceuticals, as such standards may be updated from time to time, including applicable quality guidelines promulgated under the ICH.
48    “Governmental Authority” means any multi-national, federal, state, local, municipal, provincial or other governmental authority of any nature (including any governmental division, prefecture, subdivision, department, agency, bureau, branch, office, commission, council, court or other tribunal).
49    “HPA” means hyperphenylalaninemia. For avoidance of doubt, HPA includes PKU.
50    “HPA Field” means the prevention, diagnosis, treatment, and management of HPA.
51    “HSR Act” means the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the rules promulgated thereunder.
52    “ICH” means the International Conference on Harmonization of Technical Requirements for Registration of Pharmaceuticals for Human Use.

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53    “ICH Guidelines” means the guidelines of the ICH.
54    “IEM Enzymes” has the meaning set forth in Section 2.5.
55    “IFRS” means the current International Financial Reporting Standards, as published by the International Accounting Standards Board.
56    “IND” means an Investigational New Drug Application (as such term is defined in the FD&C Act and the regulations promulgated thereunder), Clinical Trial Authorisation (as such term is defined in the Directive 2001/20/EC, as amended), clinical trial exemption, clinical trial notification, or similar application or submission for approval to conduct human clinical investigations that is filed with or submitted to a Regulatory Authority in conformance with the requirements of such Regulatory Authority.
57    “Indemnified Party” has the meaning set forth in Section 11.3.1.
58    “Indemnifying Party” has the meaning set forth in Section 11.3.1.
59    “Indirect Taxes” has the meaning set forth in Section 7.11.
60    “Information” means all technical, scientific and other know-how and information, inventions, discoveries, trade secrets, knowledge, technology, means, methods, processes, formulations, practices, formulae, instructions, skills, techniques, procedures, experiences, expressed ideas, technical assistance, designs, drawings, assembly procedures, computer programs, apparatuses, specifications, data, results, materials (including biological, chemical, pharmacological, toxicological, pharmaceutical, physical and analytical), pre-clinical, clinical, safety, manufacturing and quality control data and information (including study designs and protocols) and assays and biological methodology, in each case, whether or not confidential, proprietary or patentable and in written, electronic or any other form now known or hereafter developed.
61    “Infringement Action” has the meaning set forth in Section 9.3.1.
62    “Initial Compound” means the enzyme designated by Codexis as CDX-6114.
63    “Invention” means any new invention or discovery, whether or not patentable, that is first conceived, first made or first reduced to practice during the Term and as a result of, or in connection with, the Development, Manufacture or Commercialization of the Compounds or any Product pursuant to this Agreement.
64    “JAMS” has the meaning set forth in Section 13.1.2.
65    “Joint Intellectual Property Rights” has the meaning set forth in Section 9.1.2.
66    “Joint Invention” means any Invention that is jointly invented (as determined in accordance with United States patent Laws governing inventorship) by (i) one (1) or more

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employees, consultants or contractors of Codexis or its Affiliates, and (ii) one (1) or more employees, consultants or contractors of NHSc or its Affiliates.
67    “Joint Know-How” has the meaning set forth in Section 9.1.2.
68    “Joint Patents” means any and all Patents based upon or otherwise arising from patent applications filed during or after the Term to claim one (1) or more Joint Inventions.
69    “Joint Steering Committee” or “JSC” means the Joint Steering Committee to be established by Codexis and NHSc in accordance with Section 3.1.
70    “Knowledge” means, with respect to a Party, the actual knowledge (a) for Codexis, of the [***] and (b) for NHSc, [***]. In relation to the Parties’ representations and warranties set forth in Article 8, Knowledge shall refer to such applicable individuals’ actual knowledge as of the Effective Date after having made reasonable inquiry of the individuals who have day-to-day responsibilities for the applicable subject matter including, as applicable, [***]; provided, however, reasonable inquiry shall not require undertaking any “freedom to operate” or comparable analysis relating to Patents.
71    “Laws” means all laws, statutes, rules, regulations, ordinances and other pronouncements having the effect of law of any federal, national, multinational, state, provincial, county, city or other political subdivision.
72    “LCIA” has the meaning set forth in Section 13.2.
73    “License Effective Date” has the meaning set forth in Section 2.1.2.
74    “Licensed Know-How” means all Information Controlled by Codexis or its Affiliates as of the License Effective Date or from time to time thereafter during the Term that is necessary or reasonably useful for the Exploitation of the Compounds or any Product; provided that Licensed Know-How shall exclude Codexis’ and its Affiliates’ interest in Joint Know-How. The Parties agree that Information covering the Codexis Methods is not to be considered Licensed Know-How.
75    “Licensed Patents” means all Patents that (i) are Controlled by Codexis or its Affiliates as of the License Effective Date or from time to time thereafter during the Term, and (ii) either (a) claim or cover the Compounds or any Product or the Exploitation thereof, or (b) claim or cover inventions, the practice of which are otherwise necessary or reasonably useful for the Exploitation of the Compounds or any Product; provided that Licensed Patents shall exclude Codexis’ and its Affiliates’ interest in Joint Patents. Licensed Patents shall include the Patents listed in Exhibit B hereto. The Parties agree that the Licensed Patents specifically exclude any Patents covering the Codexis Methods.
76    “Losses” means any and all damages (including, but not limited to, all loss of profits, diminution in value, and incidental, indirect, consequential, special, reliance, exemplary, punitive, statutory and treble damages), awards, deficiencies, settlement amounts, defaults, assessments,

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fines, dues, penalties, costs, fees, liabilities, obligations, taxes, liens, losses and expenses (including, but not limited to, court costs, interest and reasonable fees of attorneys, accountants and other experts) incurred by or awarded to Third Parties and required to be paid to Third Parties with respect to a Claim by reason of any judgment, order, decree, stipulation or injunction, or any settlement entered into in accordance with the provisions of this Agreement, together with all documented out-of-pocket costs and expenses incurred in contesting any Third Party Claim or complying with any judgments, orders, decrees, stipulations or injunctions that arise from or relate to a Third Party Claim. For the avoidance of doubt, Losses shall not include taxes other than any taxes that represent a loss arising from a non-tax claim.
77    “Major European Countries” means, collectively, the [***] and “Major European Country” means any of the foregoing.
78    “Manufacture” and “Manufacturing” means all activities related to the production, manufacture, processing, formulation, filling, finishing, packaging, labeling, shipping, handling, and storage of a product or any intermediate thereof, including process development, process qualification and validation, scale-up, pre-clinical, clinical and commercial manufacture and analytic development, product characterization, stability testing, quality assurance and quality control.
79    “Milestone Event” means an event or occurrence described under the heading “Milestone Event” in Section 7.3.2, Section 7.3.3 or Section 7.3.4.
80    “Milestone Payment” means an amount contemplated in Section 7.3.1 or 7.3.2 or identified under the heading “Milestone Payment” in Section 7.3.3 or Section 7.3.4 to be paid upon the occurrence of the Milestone Event corresponding thereto.
81    “Negotiation Period” has the meaning set forth in Section 2.3.3.
82    “Nestlé Health Unit” means collectively, those personnel and resources of NHSc and its applicable Affiliates that are assigned to and comprise “Nestlé Health Science” for purposes of Nestlé S.A.’s internal reporting purposes.
83    “Net Sales” means the gross amounts invoiced or otherwise billed by NHSc, its Affiliates or any of its sublicensees for sales of Product to Third Party purchasers of Product, less the following deductions with respect to such sales to the extent that such amounts are either included in the billing as a line item as part of the gross amount invoiced, or otherwise documented to be specifically attributable to actual sales of Product:
(a)    trade discounts, including trade, cash and quantity discounts or rebates, credits or refunds (including inventory management fees, discounts or credits);
(b)    allowances or credits actually granted upon claims, returns or rejections of Product, including recalls, regardless of the Party requesting such recall;

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(c)    bad debts (not to exceed [***] of gross sales of Product in the Territory); provided that the amount of any bad debts deducted pursuant to this exception and actually collected in a subsequent Calendar Quarter shall be included in Net Sales for such subsequent Calendar Quarter;
(d)    charges included in the gross sales price for freight, insurance, transportation, postage, handling and any other charges directly relating to the sale, transportation, delivery or return of Product;
(e)    customs duties, sales, excise and use taxes and any other governmental charges (including value added tax) actually paid in connection with the transportation, distribution, use or sale of Product (but excluding taxes imposed on or measured by income); and
(f)    rebates and chargebacks or retroactive price reductions made to federal, state or local governments (or their agencies), or any Third Party payor, administrator or contractor, including managed health organizations.
All gross sales and all of the foregoing deductions from the gross invoiced sales prices of Product will be determined in accordance with IFRS or GAAP, or such other accounting standard utilized by NHSc or its Affiliate or sublicensee, as consistently applied by NHSc or its Affiliate or sublicensee, as applicable, with respect to external reporting. In the event that NHSc, its Affiliates or any of its sublicensees makes any adjustments to such deductions after the associated Net Sales have been reported pursuant to this Agreement, the adjustments will be reported and reconciled in the next report and payment of any royalties will be due. If [***] that is [***], in each case by reference to the [***], as applicable, [***] or, in the [***], on the [***], as applicable, in [***], then the [***] shall be [***] so as to [***], to the [***].
For clarification, sale of Product by NHSc, its Affiliates or any of its sublicensees to another of such Persons for resale by such entity to a Third Party shall not be deemed a sale for purposes of this definition of “Net Sales” unless such Person is the end user of Product sold. Further, [***] (i) in connection with [***], (ii) for [***], (iii) for [***], or (iv) for [***] shall not, in each case, be deemed sales of Product for purposes of this definition of “Net Sales.”
84    “NHSc” has the meaning set forth in the preamble hereto.
85    “NHSc Competing Product” means any prescription drug that contains [***] and that has been or is to be developed or commercialized for the treatment of HPA via the degradation of phenylalanine.
86    “[***]” has the meaning set forth in Section 9.6.
87    “NHSc Parties” has the meaning set forth in Section 6.3.
88    “Notice of Dispute” has the meaning set forth in Section 13.1.1.
89    “Option” has the meaning set forth in Section 2.1.

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Confidential Treatment Requested by Codexis, Inc.

90    “Option Exercise” has the meaning set forth in Section 2.1.2.
91    “Option Expiration Date” has the meaning set forth in Section 2.1.3.
92    “Option Trigger” has the meaning set forth in Section 2.1.1.
93    “Option Trigger Date” has the meaning set forth in Section 2.1.1.
94    “Other Product” has the meaning set forth in the definition of “Combination Product.”
95    “Party” or “Parties” has the meaning set forth in the preamble hereto.
96    “Patent Committee” has the meaning set forth in Section 3.7.1.
97    “Patents” means (a) all national, regional and international patents and patent applications, including provisional patent applications, (b) all patent applications filed either claiming priority to such patents, patent applications or provisional applications or from an application claiming priority from any of these, including divisionals, continuations, continuations-in-part, provisionals, converted provisionals and requests for continued examinations, (c) any and all patents that have issued or in the future issue from the foregoing patent applications ((a) and (b)), including utility models, innovation patents, petty patents and design patents and certificates of invention, (d) any and all extensions or restorations by existing or future extension or restoration mechanisms, including revalidations, reissues, re-examinations, inter partes review, oppositions, and extensions (including any supplementary protection certificates and the like) of the foregoing patents or patent applications ((a), (b) and (c)), and (e) any similar rights, including so-called pipeline protection or any importation, revalidation, confirmation or introduction patent or registration patent or patent of additions to any of such foregoing patent applications and patents.
98    “Person” means an individual, sole proprietorship, partnership, limited partnership, limited liability partnership, corporation, limited liability company, business trust, joint stock company, trust, unincorporated association, foundation, joint venture or other similar entity, organization or combination thereof, including a government or political subdivision, department, or agency.
99    “Phase Ia Clinical Trial” means a Clinical Trial of a compound, the principal purpose of which is a preliminary determination of safety and pharmacology parameters in healthy individuals or patients, as described in 21 C.F.R. 312.21(a), or a similar Clinical Trial prescribed by the Regulatory Authorities in a foreign country.
100    “Phase Ib Clinical Trial” means a Clinical Trial of a compound, the principal purpose of which is a further determination of safety and pharmacology of the compound after an initial Phase Ia Trial, and prior to Commencement of Phase II Clinical Trials or Phase III Clinical Trials, and which provides (itself or together with other available Data) sufficient evidence of safety to be included in filings for a Phase II Clinical Trial or a Phase III Clinical Trial with Regulatory Authorities, or a similar Clinical Trial prescribed by the Regulatory Authorities in a foreign country.

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Confidential Treatment Requested by Codexis, Inc.

101    “Phase II Clinical Trial” means a Clinical Trial, the principal purpose of which is to make a preliminary determination as to whether a product is safe for its intended use and to obtain information about such product’s efficacy, in a manner that is generally consistent with 21 C.F.R. § 312.21(b), as amended (or its successor regulation), sufficient to permit the design of further Clinical Trials.
102    “Phase III Clinical Trial” means a pivotal Clinical Trial with a defined dose or a set of defined doses of a therapeutic product designed to ascertain efficacy and safety of such product, in a manner that is generally consistent with 21 C.F.R. § 312.21(c), as amended (or its successor regulation), for the purpose of enabling the preparation and submission of a BLA or a foreign equivalent thereof.
103    “PKU” means phenylketonuria.
104    “Pricing Approval” means the governmental approval, agreement, determination or decision establishing prices for Product that can be charged in regulatory jurisdictions where the applicable Regulatory Authorities or other governmental authorities approve or determine the price of pharmaceutical products.
105    “Prior CDA” has the meaning set forth in Section 14.11.
106    “Product” means any product containing a Compound as its sole active ingredient.
107    “Product Approval” means, with respect to Product in a given country in the Territory, the grant or issuance of all Regulatory Approvals and Pricing Approvals necessary to import, distribute, market, promote, offer for sale and sell Product in such country in accordance with applicable Laws.
108    “Product Literature” means, with respect to a given country, any promotional, medical, informative and other information intended for distribution or use by sales representatives in connection with the detailing and promotion of Product in such country (whether in the form of written, printed, graphic, electronic, audio or video materials), and shall include, without limitation, all related sales representative training materials.
109    “Prosecution” means the filing, preparation, prosecution (including any interferences, reissue proceedings, reexaminations, and oppositions), inter partes review, post-grant review, and maintenance of Patents. When used as a verb, “Prosecute” and “Prosecuting” means to engage in Prosecution.
110    “Protein Engineering” means changing the polynucleotide sequence encoding an amino acid sequence of a protein to confer a desired function.
111    “Publication” has the meaning set forth in Section 10.5.1.
112    “Receiving Party” has the meaning set forth in Section 10.1.

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Confidential Treatment Requested by Codexis, Inc.

113    “Regulatory Approval” means, with respect to Product in any country or regulatory jurisdiction, any and all approvals from the applicable Regulatory Authority sufficient for the import, distribution, marketing, use, offering for sale, and sale of Product in such country or jurisdiction in accordance with applicable Laws, but excluding any applicable Pricing Approvals.
114    “Regulatory Authority” means any national or supranational Governmental Authority (including, without limitation, the FDA and EMA) which has regulatory responsibility and authority in one (1) or more countries for review and approval of Development and Commercialization of therapeutic products.
115    “Regulatory Documentation” means all (i) Regulatory Filings and other registrations, licenses, authorizations, and approvals of or with Regulatory Authorities (including Regulatory Approvals); (ii) correspondence and reports submitted to or received from Regulatory Authorities (including minutes and official contact reports relating to any communications with any Regulatory Authority) and all supporting documents with respect thereto, including all regulatory drug lists, advertising and promotion documents, adverse event files, and complaint files; and (iii) clinical and other data contained or relied upon in any of the foregoing, in each case ((i), (ii), and (iii)) relating to the Development, Manufacture, or Commercialization of the Compound or any Product in a particular country or jurisdiction.
“Regulatory Exclusivity” means any applicable data or regulatory exclusivity rights granted by a Regulatory Authority for a therapeutic product, including without limitation orphan drug status, pediatric exclusivity or data exclusivity, in a country with respect to a therapeutic product (such as those periods listed under the BPCIA or periods under national implementations of Article 10.1(a)(iii) of Directive 2001/EC/83, and equivalents in other countries in the Territory). For the avoidance of doubt, “Regulatory Exclusivity” excludes patent term extensions, supplementary protection certificates, and international equivalents thereof.
116    “Regulatory Filing” means any and all regulatory applications and/or related documentation submitted on or before the Effective Date, or at any time during the Term, to a Regulatory Authority with respect to any Compound or any Product in connection with the initiation or conduct of Clinical Trials, and/or to seek Regulatory Approval for Product, including, without limitation, any INDs, drug master files, manufacturing master files, BLAs, or any supplements thereto.
117    “Related Claims” has the meaning set forth in Section 13.2.
118    “Relevant Calendar Year” has the meaning set forth in Section 6.3.
119    “ROFN” has the meaning set forth in Section 2.3.
120    “ROFN Compound” means any enzyme that Codexis or its Affiliate discovers, evolves or identifies, including through use of the Codexis Methods, which is reasonably expected to be useful in the ROFN Field.
121    “ROFN Field” means the prevention, diagnosis, treatment, and management of inborn errors of amino acid metabolism, including [***]. ROFN Field excludes [***].

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Confidential Treatment Requested by Codexis, Inc.

122    “ROFN Licensable Know-How” means, with respect to a particular ROFN License Scope, all Information Controlled by Codexis or its Affiliates as of the date of the relevant ROFN Notice (for the ROFN License Scope in question), and from time to time thereafter, that is necessary or reasonably useful for the Exploitation of compounds comprising such ROFN License Scope (solely for incorporation into ROFN Products). The Parties agree that Information covering the Codexis Methods is excluded from the ROFN Licensable Know-How.
123    “ROFN Licensable Patents” means, with respect to a particular ROFN License Scope, all Patents that (i) are Controlled by Codexis or its Affiliates as of the date of the relevant ROFN Notice (for the ROFN License Scope in question), and from time to time thereafter, and (ii) either (a) claim or cover the ROFN License Scope, or a portion thereof, or the Exploitation of compounds comprising such ROFN License Scope (solely for incorporation into ROFN Products), or (b) claim or cover inventions, the practice of which are otherwise necessary or reasonably useful for the Exploitation of compounds comprising such License Scope (solely for incorporation into ROFN Products). The Parties agree that the ROFN Licensable Patents specifically exclude any Patents covering the Codexis Methods.
124    “ROFN License Scope” means a particular ROFN Compound, together with all variants thereof that the Parties agree shall be included within the ROFN License Scope for such ROFN Compound
125    “ROFN Notice” has the meaning set forth in Section 2.3.2.
126    “ROFN Product” means any product intended for use in the ROFN Field containing any compound included in the applicable ROFN License Scope as an active ingredient.
127    “ROFN Term” has the meaning set forth in Section 2.3.4.
128    “ROFN Trigger” has the meaning set forth in Section 2.3.1.
129    “Royalty Term” means, on a country-by-country basis, the period commencing with the First Commercial Sale of Product in such country and ending on the latest to occur of (i) the date of [***] in such country, (ii) expiration of [***] in such country, and (iii) in any country in which, at the time of the First Commercial Sale of such Product in such country, there is no [***] in such country and no [***] in such country, the date that is [***] after the date of the First Commercial Sale of Product in such country.
130    “Rules” has the meaning set forth in Section 13.2.
131    “Senior Officers” has the meaning set forth in Section 13.1.1.
132    “Solid Dosage Form Development Study” means research and Development activities to be conducted by Codexis with respect to a solid dosage form of the Product as set forth in Exhibit G.

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Confidential Treatment Requested by Codexis, Inc.

133    “Specified Compounds” means the enzymes designated by Codexis as CDX-6114 and [***], and all other compounds that Codexis has evaluated in in vivo pharmacology models of HPA.
134    “Successful Completion” means, as to a given Clinical Trial, that all primary endpoints defined in the applicable study protocol for such Clinical Trial have been met.
135    “Term” has the meaning set forth in Section 12.1.
136    “Territory” means the entire world.
137    “Third Party” means any entity other than NHSc, Codexis and their respective Affiliates.
138    “Third Party Claim” has the meaning set forth in Section 11.3.1.
139    “Trademark” means any word, name, symbol, color, designation or device or any combination thereof that functions as a source identifier, including any trademark, trade dress, brand mark, service mark, trade name, brand name, logo or business symbol, whether or not registered.
140    “Transfer” means to sell or transfer to a Third Party, or to grant to a Third Party any option to acquire any rights in, to or under the Transferring Party’s or its Affiliates’ intellectual property or Patents or other intellectual property rights to Develop or Commercialize a compound or product.
141     “[***] Compound” means an enzyme, other than the Specified Compounds, covered by a claim in U.S. Patent No. [***] or U.S. Patent Application No. [***], or any applications that claim priority to U.S. Patent No. [***] or U.S. Patent Application No. [***] that degrades [***] to a clinically significant degree [***], unless the phenylalanine-degrading capability of such enzyme is ten (10) times or more than ten (10) times greater [***] than the [***] degrading capability of such enzyme (in which case such enzyme shall be a Claimed PAL Compound).
142    “United States” or “U.S.” means the United States of America, including its territories and possessions.
143    “Valid Claim” means, with respect to a Patent in a country, any claim of an (i) issued Patent that has not (a) expired, irretrievably lapsed or been abandoned, revoked, dedicated to the public or disclaimed or (b) been found to be unpatentable, invalid or unenforceable by an unreversed final decision of a Governmental Authority in such country or (ii) application for a Patent that (a) has been pending for less than [***] years from the earliest claimed priority date and is being prosecuted in good faith and has not been abandoned or finally disallowed and (b) has not been admitted to be invalid or unenforceable through reissue, reexamination, or equivalent process.
ARTICLE 2
OPTION; LICENSE AND RIGHT OF FIRST NEGOTIATION

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Confidential Treatment Requested by Codexis, Inc.

2.1    Option. Subject to the terms and conditions of this Agreement, Codexis hereby grants to NHSc the exclusive right, exercisable at NHSc’s sole discretion, to obtain an exclusive worldwide license under the Licensed Patents and Licensed Know-How in respect of the Compounds and any Products, as provided in Section 2.2 (the “Option”). The Option shall be exercisable subject to and in accordance with the following:
2.1.1    Option Trigger. The Option shall become exercisable at such time as both (i) an IND is filed by Codexis with the FDA in accordance with Section 4.1.1 in respect of the study of the Initial Compound for the treatment of HPA and such IND [***], and (ii) [***], following the completion of a Phase Ia Clinical Trial undertaken in accordance with Section 4.1.1 in respect of the Initial Compound for the treatment of HPA, a [***], [***] and [***] (the “Option Trigger Date”). [***] upon the occurrence of events described in clauses (i) and (ii), which [***], and a [***] by clause (i), in addition to [***] contemplated by clause (ii) (the “Option Trigger”).
2.1.2    Option Exercise; Competition Clearance. Subject to Section 2.1.3, at any time after the occurrence of the Option Trigger and prior to the Option Expiration Date, NHSc shall be entitled, in its sole discretion to exercise the Option by providing written notice of exercise to Codexis (“Option Exercise”). Upon Codexis’ receipt of NHSc’s notice of Option Exercise, if applicable, as determined by NHSc in its sole discretion, Codexis agrees to cooperate with NHSc and to prepare and make appropriate filings under the HSR Act relating to this Agreement as soon as reasonably practicable. The Parties agree to cooperate in any antitrust clearance process determined by NHSc to be required and, if applicable, to furnish promptly to the FTC, the Antitrust Division of the DOJ and any other agency or authority, any information reasonably requested by them in connection with such filings. In the event [***], the Parties will [***]. [***]. The “License Effective Date” shall be either (i) if NHSc determines that no filing under the HSR Act is required in connection with the Option Exercise, the date on which NHSc notifies Codexis of Option Exercise or (ii) if NHSc determines that a filing under the HSR Act is required in connection with the Option Exercise, the date on which the waiting period provided by the HSR Act expires or is terminated without any action by the FTC or DOJ or challenge to the transaction or, in the event of any such action or challenge, the date on which such action or challenge is resolved in a manner that permits the license provided for in Section 2.2.1 to become effective.
2.1.3    Expiration of Option. The Option shall expire on the date that is sixty (60) days after the Option Trigger Date if Option Exercise has not occurred prior thereto or, if NHSc determines that a filing under the HSR Act is required in connection with the Option Exercise, if the Parties have submitted all filings required therefor but have not cleared the review process within one hundred eighty (180) days after submission and such delay is not attributable to any material failure on the part of Codexis to provide such cooperation with such review process as NHSc, the FTC or DOJ may have reasonably requested (the “Option Expiration Date”). If the License Effective Date does not occur prior to the Option Expiration Date, the License Effective Date shall not occur and Codexis shall have no further obligation to NHSc with respect to the Compounds or Product, and all rights to the Compounds and Product shall revert to Codexis. In such case, [***] therein, including [***].
2.2    License Terms.

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Confidential Treatment Requested by Codexis, Inc.

2.2.1    Exclusive License. Subject to the terms and conditions of this Agreement, effective upon the License Effective Date, Codexis hereby grants to NHSc, and NHSc accepts, an exclusive (including as to Codexis and its Affiliates), perpetual, royalty-bearing license, with the right to grant sublicenses (through multiple tiers of sublicensees), under the Licensed Patents and the Licensed Know-How and Codexis’ interest in any Joint Patents and Joint Know-How, to make, have made, use, register, sell, offer for sale, import, export, Manufacture, Develop, Commercialize and otherwise Exploit the Compounds, including any Products, anywhere in the Territory for all purposes other than use as Biocatalysts.
2.2.2    Sublicensing. NHSc shall have the right to grant sublicenses of the rights granted to it by Codexis under Section 2.2.1 to its Affiliates and to Third Parties; provided, however, that NHSc shall ensure that the terms of any sublicense granted pursuant to this Section 2.2.2 are not inconsistent with the terms and conditions of this Agreement and that the sublicense agreement imposes on the sublicensee such obligations as this Agreement contemplates will be imposed on sublicensees, the terms and conditions of which shall be materially consistent with the terms and conditions of this Agreement. NHSc shall at all times remain responsible for, and shall be liable under this Agreement with respect to, any breach of this Agreement resulting directly or indirectly from the performance by its Affiliates and Third Parties under any such sublicenses as if the actions of such Affiliates and Third Parties are actions of NHSc.
2.2.3    Use of Claimed PAL Compounds as Biocatalysts. Unless and until the Option expires prior to exercise in accordance with Section 2.1.3 or this Agreement is terminated, other than by NHSc pursuant to Section 12.2.2 or Section 12.2.3(a), (i) Codexis shall not Exploit any Specified Compound as a Biocatalyst and (ii) Codexis shall only Exploit Claimed PAL Compounds in accordance with, and subject to the limitations contained in, this Section 2.2.3. If Codexis desires to, or to permit its customer to, produce a Claimed PAL Compound [***] to confirm whether such compound has potential use as a Biocatalyst, Codexis shall so notify NHSc in writing, specifying the relevant Claimed PAL Compound. Any such notice may relate to more than one Claimed PAL Compound. Within [***] after NHSc receives such written notice, NHSc will confirm in writing to Codexis whether or not NHSc has, prior to the date NHSc receives such notice, commenced preclinical development of such notified Claimed PAL Compound. If NHSc confirms that it has not commenced preclinical development of such Claimed PAL Compound, or if NHSc does not respond to such notice within such [***] period, then Codexis and/or its customer shall have the right to use such Claimed PAL Compound as a Biocatalyst. If NHSc notifies Codexis within such [***] period that, prior to the date NHSc received such notice from Codexis, NHSc has commenced preclinical development of the relevant Claimed PAL Compound, then Codexis shall not have the right to use, or to permit its Affiliates or customers to use, such Claimed PAL Compound as a Biocatalyst. All disclosures made by Codexis to NHSc under this Section 2.2.3 shall be Codexis Confidential Information. As of the Effective Date, the Claimed PAL Compounds listed in Exhibit D hereto have been produced [***] and Codexis and its customer(s) shall have the right to use any of such listed compound(s) as a Biocatalyst without further notification to NHSc. If the License Effective Date occurs, NHSc shall from time to time promptly inform Codexis in writing of any determination made by NHSc to commence preclinical development of any Claimed PAL Compound(s). Such notice shall specify the relevant Claimed PAL Compound(s).

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Confidential Treatment Requested by Codexis, Inc.

2.2.4    [***] Compounds. Codexis shall from time to time promptly inform NHSc in writing of any determination made by Codexis to commence, or to permit its Affiliate or any Third Party to commence, preclinical development of any [***] Compound(s). Such notice shall specify the relevant [***] Compound(s) and describe the basis on which Codexis has determined that each such noticed compound constitutes a [***] Compound.
2.2.5    No Implied Licenses. No license or other right is or shall be created or granted hereunder by implication, estoppel or otherwise. All such licenses and rights are or shall be granted only as expressly provided in this Agreement.
2.3    Right of First Negotiation. Subject to Section 2.4.2, NHSc shall have an exclusive right of first negotiation to obtain an exclusive worldwide license under the ROFN Licensable Patents that claim or cover, and the ROFN Licensable Know-How that relate to, a particular ROFN License Scope, to make, have made, use, register, sell, offer for sale, import, export, Manufacture, Develop, Commercialize and otherwise Exploit compounds comprising such ROFN License Scope for all purposes other than use as Biocatalysts, as provided in this Section 2.3 (the “ROFN”). For clarity, [***] to [***] and [***] for [***], and shall have [***] with respect thereto. For clarity, the provisions of this Section 2.3 shall not apply to the Compounds.
2.3.1    ROFN Trigger. The ROFN shall be triggered from time to time in respect of a particular ROFN License Scope, upon both (i) Codexis’ written notice to NHSc that it has identified a ROFN Compound and (ii) Codexis’ delivery to NHSc of a data package in respect thereof containing [***] in respect of such ROFN Compound then-available. Delivery of such notice contemplated by the foregoing clause (i) and such data package contemplated by the foregoing clause (ii) in respect of a particular ROFN Compound are referred to as the “ROFN Trigger” in respect of the ROFN License Scope corresponding to such ROFN Compound. Codexis shall provide such notice and deliver such data package [***] after Codexis identifies such ROFN Compound and such data package is available, or promptly after the Effective Date, in the case of any such ROFN Compounds Codexis has identified prior to the Effective Date for which such data package is available as of the Effective Date; provided, however, that Codexis shall not deliver any such notice prior to the date that is [***] after the Effective Date.
2.3.2    Evaluation Period. For a period of [***] following the date of a ROFN Trigger in respect of a particular ROFN License Scope (the “Evaluation Period”), Codexis shall discuss in good faith any questions NHSc may have regarding such ROFN Compound and ROFN License Scope or the data package in respect thereof and shall make available to NHSc any additional information or materials then in Codexis’ Control that NHSc may reasonably request in relation thereto. At any time prior to the expiration of the Evaluation Period, NHSc may notify Codexis in writing that it wishes to enter into negotiations with Codexis to obtain a license in respect of such ROFN License Scope, as provided in Section 2.3.3 (such notice, a “ROFN Notice” in respect of the applicable ROFN License Scope).
2.3.3    Negotiation Period. If NHSc timely delivers a ROFN Notice in respect of a particular ROFN License Scope in accordance with Section 2.3.2, the Parties shall negotiate in good faith for a period of up to [***] (the “Negotiation Period”) the terms of a definitive license agreement pursuant to which NHSc would obtain an exclusive, worldwide license under the ROFN Licensable

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Confidential Treatment Requested by Codexis, Inc.

Patents and ROFN Licensable Know-How that relate to the particular ROFN License Scope to Exploit the compounds comprising such ROFN License Scope for all purposes other than use as Biocatalysts. In such negotiations, the Parties will discuss in good faith whether to include [***] to include [***] the ROFN Compound. If the Parties have not entered into a definitive agreement granting NHSc a license in respect of such ROFN License Scope as of the end of the Negotiation Period, Codexis would have no further obligations to NHSc with respect to such ROFN License Scope, and Codexis would be free to develop and commercialize the compounds comprising such ROFN License Scope and ROFN Products containing such compounds itself or with or through an Affiliate, partner or other Third Party or effect a Transfer with respect to such Compounds or ROFN Products containing such compounds to a Third Party.
2.3.4    Expiration. This Section 2.3 shall expire on the earliest to occur of (a) the date that is five (5) years after the Effective Date, (b) the date on which NHSc and Codexis have entered into definitive agreements pursuant to which NHSc has obtained licenses in respect of two (2) separate ROFN License Scopes or (c) the termination of this Agreement by Codexis pursuant to Section 12.2 (as applicable, the “ROFN Term”). After the ROFN Term, no further Codexis compounds shall be deemed ROFN Compounds. Notwithstanding the foregoing, to the extent that the ROFN Term expires (other than by virtue of a termination of this Agreement by Codexis pursuant to Section 12.2), Sections 2.3.2 and 2.3.3 shall survive and continue in accordance with its terms until the end of any then-ongoing Negotiation Period or any then-ongoing Evaluation Period and any Negotiation Period resulting from such Evaluation Period.
2.4    Exclusivity.
2.4.1    Unless and until the Option expires prior to exercise in accordance with Section 2.1.3, Codexis shall not, and shall ensure that its Affiliates do not, directly or indirectly: (a) effect any Transfer in respect of any Compound or any Product; (b) enter into any collaboration or license agreement with any Third Party in connection with the Development and/or Commercialization of any Compound or any Product other than Claimed PAL Compounds for use solely as a Biocatalyst subject to and in accordance with Section 2.2.3; (c) grant any right or license to any Third Party that conflicts with the rights granted to NHSc hereunder; (d) solicit from, discuss with or enter into any agreement in respect of any of the foregoing (clauses (a), (b) and (c)); or (e) except as provided for in this Agreement, research, Develop, Manufacture or Commercialize any Compound or any Product other than Claimed PAL Compounds for use solely as a Biocatalyst subject to and in accordance with Section 2.2.3. The foregoing will not limit Codexis’ right to engage independent contractors performing work for Codexis or its Affiliates for purposes of performing its obligations under this Agreement.
2.4.2    During the term of NHSc’s rights under Section 2.3, in respect of each ROFN License Scope, until the first to occur of (a) the expiration of the [***] period set forth in Section 2.3.2, if NHSc fails to deliver a ROFN Notice in respect of such ROFN License Scope after the ROFN Trigger in respect of such ROFN License Scope within such time period, or (b) the expiration of the Negotiation Period pursuant to Section 2.3.3, if NHSc has timely delivered a ROFN Notice in respect of such ROFN License Scope, Codexis shall not effect, or solicit from, discuss with, or enter into any agreement in respect of, any Transfer of any rights in any compound, candidate or

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Confidential Treatment Requested by Codexis, Inc.

product discovered before or after the Effective Date that comprises such ROFN License Scope, or otherwise grant any right or license to any Third Party with respect to any such compound, candidate or product that conflicts with or precludes the rights granted to NHSc hereunder or would conflict with, or preclude the granting to NHSc of, the license contemplated by Section 2.3.3 with respect thereto. In addition, except for compounds falling within any ROFN License Scope that is no longer subject to the terms of Section 2.3 by virtue of clause (a) or clause (b) of this Section 2.4.2, until the expiration of the ROFN Term, Codexis shall not undertake on behalf of any Third Party any activities with the intent of, or directed to, identifying, discovering, evolving or otherwise Developing any compound that could reasonably be expected to be a ROFN Compound.
2.4.3    For the period from the Effective Date until the first to occur of (i) the Option Expiration Date, if NHSc has not exercised its Option pursuant to Section 2.1 prior to such date, (ii) the end of the Term, unless NHSc retains the right to Develop and Commercialize the Compounds and Products under this Agreement after the end of the Term, or (iii) if NHSc retains the right to Develop and Commercialize the Compounds and Products under this Agreement after the end of the Term, the expiration of any payment obligations NHSc may have under this Agreement with respect to the Compounds or Product, (x) Codexis will not and will ensure that its Affiliates do not, directly or indirectly, including through any collaboration or license agreement or sale or Transfer of the assets pertaining to a Codexis Competing Product, Develop, Manufacture, or Commercialize any Codexis Competing Product in the Territory and (y) NHSc will not, and will ensure that its Affiliates do not, directly or indirectly, including through any collaboration or license agreement or sale or Transfer of the assets pertaining to a NHSc Competing Product, Develop, Manufacture, or Commercialize any NHSc Competing Product in the Territory. If a Party or any of its Affiliates [***] on [***] with respect to [***] by which it would [***] in a Competing Product at any time when this Section 2.4.3 remains in effect, then it (or its applicable Affiliate) shall have [***] from the [***] to [***] itself of such [***] in the Competing Product and, during such [***] period, neither the [***] of such Competing Product shall be in violation of this Section 2.4.3. In the case of [***] under the preceding sentence, such [***] can occur by either (x) an [***] of all [***] in the Competing Product to a [***] on [***] or (y) a [***] on [***] to one or more [***] of the right to [***] such Competing Product so long as such Party and its Affiliates only [***] with respect to such Competing Product and do not [***] any [***] in any manner over the [***] of such Competing Product (other than the [***] or [***]).
2.5    Development Information for ROFN Compounds and IEM Enzymes. On the occurrence of each ROFN Trigger, during the subsequent Evaluation Period, upon written request from NHSc, Codexis will provide to and discuss with NHSc (i) information then in Codexis’ [***] that NHSc may [***] with respect to the [***], with respect to [***] enzymes useful in the ROFN Field (except in respect of [***]), to be used for purposes of [***] and (ii) information then in Codexis’ [***] that NHSc may [***] with respect to the [***], with respect to [***] enzymes for the prevention, diagnosis, treatment or management of inborn errors of metabolism included in the ROFN Field, as well as those outside of the ROFN Field (the latter, “IEM Enzymes”). All disclosures made pursuant to this Section 2.5 shall be Codexis’ Confidential Information hereunder. Furthermore, Codexis’ obligations to make the foregoing disclosures to NHSc shall be subject to any obligations of confidentiality or other obligations Codexis may have to Third Party(ies). For clarity, in no event shall any IEM Enzymes be considered ROFN Compounds, and such IEM

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Enzymes shall be considered wholly outside the scope of this Agreement except for the information Codexis may share with respect thereto as expressly provided in this Section 2.5.
ARTICLE 3
GOVERNANCE PROVISIONS
3.1    Formation and Composition of the Joint Steering Committee. Within thirty [***] after the Effective Date, NHSc and Codexis shall establish a “Joint Steering Committee” or “JSC” to serve as the overall governing body for reviewing, monitoring, and approving all Development activities performed by Codexis in respect of the Compounds and Product under this Agreement and pursuant to the Development Plan. The JSC shall be comprised of [***] or more [***] of each Party. The JSC representatives shall be [***] of the appointing Party having appropriate expertise and decision-making authority, and each Party shall designate [***] of its JSC representatives to serve as a co-chairperson of the JSC. Either Party may replace any or all of its representatives, or designate additional individuals as its representatives, on the JSC at any time upon written notice to the other Party. Any member of the JSC may designate a substitute to attend and perform the functions of that member at any meeting of the JSC.
3.2    Role of JSC. The JSC shall be responsible for reviewing, monitoring, and approving all Development activities performed by Codexis in respect of the Compound and Product under this Agreement and pursuant to the Development Plan. Codexis shall report to the JSC all material developments and results in respect of its Development of the Compound. Without limiting the foregoing, Codexis shall provide written reports to the JSC at least [***] in advance of each quarterly JSC meeting, which reports shall summarize all matters in respect of the preceding Calendar Quarter on which Codexis is required to report or provide updates to the JSC pursuant hereto. The JSC shall also serve as a forum for sharing advice, progress, and results relating to the foregoing matters and shall attempt to facilitate the resolution of any disputes between the Parties, as described in Section 3.4. Each Party, through its representatives on the JSC, shall be permitted to provide advice and commentary with respect to activities reported to the JSC. Each Party shall take such advice and commentary into good faith consideration. More specifically, the JSC shall:
3.2.1    review and provide advice regarding the design and conduct of all pre-clinical studies undertaken by or on behalf of Codexis in respect of the Compound, including animal and toxicology studies;
3.2.2    review and provide advice regarding the design and conduct of the Phase Ia Clinical Trial to be undertaken by Codexis in respect of the Compound for the treatment of HPA in accordance with the Development Plan and any other Clinical Trials that may be conducted by or on behalf of Codexis prior to the first to occur of the Option Expiration Date or the License Effective Date;
3.2.3    review and provide advice regarding the filing and content of the IND to be filed by Codexis with the FDA in respect of the study of the Compound for the treatment of HPA, and any other Regulatory Filings made by Codexis in respect of the Compound or any Product; and

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3.2.4    review the overall progress of Codexis in performing its Development obligations under this Agreement.
3.3    Meetings of JSC. The JSC will meet [***], or [***], if [***] by the JSC. The location of regularly scheduled meetings shall alternate between the offices of the Parties unless otherwise agreed by the JSC. Meetings of the JSC may also be held telephonically, by video conference or by any other means agreed to by the JSC. Members of the JSC shall have the right to participate in and vote at meetings by telephone or proxy. One (1) Party shall be responsible for appointing an individual to record the minutes of each JSC meeting, which minutes shall clearly document any decisions made by the JSC at such meeting. This responsibility shall alternate between the Parties every [***], with Codexis being responsible for the initial [***] following the Effective Date. JSC meeting minutes shall be circulated to the Parties within [***] following the meeting for review, comment and ratification by the Parties. Each Party shall be responsible for expenses incurred by its employees and its members of the JSC in attending or otherwise participating in JSC meetings, including travel and related costs. Any member of the JSC may invite additional representatives of the Party such member represents to attend JSC meetings, provided that they are subject to confidentiality and non-use obligations consistent with those in Article 10.
3.4    Decision-Making. Decisions of the JSC shall be made by [***]. Each of Codexis and NHSc shall be entitled to [***] per Party (as opposed to [***] of individual representatives from both Parties) on all matters coming before the JSC or any subcommittee or subgroup thereof. If the JSC is incapable of [***] on any matter, then either Party may refer such matter [***]. If the Parties’ [***] are [***] in respect of any such matter that is [***], then, subject to Section 3.5, (a) prior to Option Exercise, and after the Option Expiration Date, [***] shall have the right to decide such matter in [***] if such matter relates to the Compound or Product, and (b) after Option Exercise, [***] shall have the right to decide such matter in [***] if such matter relates to the Compound or Product, unless the determination of such matter is [***] to [***] practice of the Licensed Know-How or Licensed Patents in [***] to the Compound or Product, in which case [***] shall have the right to decide such matter in [***]; provided, however, that [***], as applicable, may use [***] pursuant to this Section 3.4 to [***] of the [***] to [***] or [***] under or with respect to [***] or [***] the [***] under [***] in any [***]. If the JSC does not [***] any matter [***] and [***] has the right to decide such matter under subsections (a) or (b), then such matter shall be [***].
3.5    Authority; Duration. The JSC will have only the powers assigned expressly to it in this Article 3 and elsewhere in this Agreement, and will not have any power to amend, modify or waive compliance with this Agreement.  In furtherance thereof, each Party will retain the rights, powers and discretion granted to it under this Agreement and no such rights, powers or discretion will be delegated to or vested in the JSC unless such delegation or vesting of rights is expressly provided for in this Agreement or the Parties expressly so agree in writing. The JSC shall be [***] on the [***] of the [***] or the [***].
3.6    JSC Subcommittees. The JSC may, in [***], establish subcommittees or working subgroups from time to time to handle specific matters within the scope of the JSC’s area of authority and responsibility. Such subcommittees or subgroups shall have such authority and responsibility

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as determined by the JSC from time to time, and decisions and recommendations of any such subcommittee or subgroup shall be made in accordance with Section 3.4 and Section 3.5.
3.7    Patent Committee.
3.7.1    Within [***] after the Effective Date, the Parties shall establish a patent committee (the “Patent Committee”) to discuss and coordinate the Prosecution (or abandonment) of Licensed Patents, Patents on Inventions, enforcement of Licensed Patents, and defense against claims of infringement of Third Party patents relating to Joint Inventions.
3.7.2    The Patent Committee shall be composed of [***] from each of NHSc and Codexis knowledgeable in U.S. patent law and the technology areas that are the subject of this Agreement. The Patent Committee shall meet, in person, by teleconference, or by video-teleconference, [***], or [***] as the [***] shall [***]. In-person meetings shall alternate between Codexis and NHSc locations within the United States whenever possible unless otherwise agreed by the Parties. The first such meeting shall be [***] after the Effective Date. Any member of the Patent Committee may designate a substitute, who shall be an employee of the applicable Party or its Affiliate, to attend with prior written notice to the other Party. [***] may [***] at any Patent Committee meeting, provided that they are subject to confidentiality and non-use obligations consistent with those in Article 10. Each Party may replace its Patent Committee members with other of its or its Affiliate’s employees with the qualifications set forth in this Section 3.7.2, at any time, upon written notice to the other Party.
3.7.3    The Patent Committee shall have no decision making authority under this Agreement except as otherwise provided herein, including in Section 9.2.2, and shall perform only those activities as are specifically delegated to it in this Agreement. Without limiting the generality of the foregoing, the Patent Committee shall have no power to amend this Agreement. The Patent Committee shall provide status updates to the JSC [***] as long as the JSC is [***] and, [***].
3.7.4    The Patent Committee shall [***] and, by [***], [***]. At any time when the Patent Committee [***], decisions to be made by the Patent Committee shall be [***].
ARTICLE 4
DEVELOPMENT AND REGULATORY MATTERS
4.1    Commitment to Development.
4.1.1    Prior to Option Exercise or Expiration. Subject to the terms and conditions of this Agreement, including Section 4.7, prior to the first to occur of the Option Expiration Date or the License Effective Date, Codexis will [***] to (i) file with the FDA an IND in respect of the study of the Initial Compound for the treatment of HPA in accordance with the Development Plan and [***] without [***], or if the [***], Codexis [***] to [***] and [***], and/or that Codexis [***] subject to [***] in [***], (ii) initiate a Phase Ia Clinical Trial in respect of the Initial Compound for the treatment of HPA, which Phase Ia Clinical Trial shall be conducted in accordance with the Development Plan in [***] in [***] and (iii) complete the Solid Dosage Form Development Study and achieve the Formulation Objectives. In the event that [***] that it would be [***] in respect

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of the [***] prior to the [***], it shall so [***], whereupon [***] and [***] on which [***] to [***] prior to the [***], it being agreed that [***] shall not [***], or [***] to the [***] contemplated in this Agreement, in connection therewith.
4.1.2    Following License Effective Date. Following the License Effective Date, NHSc, subject to the terms and conditions of this Agreement, will [***] to (a) Develop a Product containing the Initial Compound for the treatment of HPA and (b) seek and obtain approval of a BLA for such Product for the treatment of HPA in [***] and in [***] through [***]; provided, however, that NHSc shall not be obligated to commence any Phase II Clinical Trial in respect of the Initial Compound or any Product if the Formulation Objectives are not met. Subject to the foregoing, all Development decisions and actions after the License Effective Date, including the design of any and all Clinical Trials and the determination of protocols therefor and the endpoints thereof, shall be in NHSc’s or its Affiliates’ or sublicensees’ [***].
4.2    Development Plan. The Development Plan attached hereto as Exhibit A sets forth the details of the Development activities to be undertaken by Codexis pursuant hereto through the date of the Option Trigger and, thereafter in respect of the Solid Dosage Form Development Study, to the extent such Solid Dosage Form Development Study is not completed prior to the date of the Option Trigger. Codexis shall [***] to carry out the Development Plan in accordance with its terms. Either Party may propose to the JSC amendments or modifications to, or variations from, the Development Plan from time to time, which amendments, modifications and variations must be approved by the JSC in accordance with Section 3.4. For clarity, the Development Plan [***] following the [***], except to the [***], in which case the Development Plan shall [***]. Notwithstanding anything to the contrary herein, Codexis shall [***] the Solid Dosage Form Development Study [***] that is [***] after the Effective Date.
4.3    Development Assistance after Option Exercise.
4.3.1    Development Support. Without limiting Codexis’ obligations pursuant to other provisions of this Agreement, following the License Effective Date, from time to time NHSc may propose in writing specific Development activities that Codexis would perform to support NHSc in furtherance of NHSc’s Development activities in respect of Compounds and Products. If NHSc makes any such proposal from time to time, the Parties shall discuss in good faith for [***] the terms pursuant to which Codexis would perform the requested activities, and if they agree upon such terms, the Parties will enter into an additional agreement or agreements specifying the activities Codexis will perform and the [***]. Neither Party shall be obligated to enter into an agreement for such additional Development activities by Codexis absent the execution of a mutually acceptable definitive written agreement on such an arrangement. Notwithstanding the foregoing, Codexis shall provide such ordinary course support and assistance in respect of NHSc’s Development activities in respect of Compounds and Product as NHSc may [***] from time to time; provided that (i) such support shall not [***] in respect of [***] and (ii) [***] shall not be [***], in the [***], for a [***] following the [***], to providing such support contemplated by this sentence and pursuant to its obligation pursuant to Section 5.1.3 to provide assistance after the initial technology transfer pursuant thereto. Codexis shall not [***] for providing support and assistance pursuant to the

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immediately preceding sentence, however, NHSc shall [***] Codexis for [***] by Codexis in respect thereof [***].
4.3.2    Manufacturing. The Parties anticipate that following the License Effective Date, NHSc will, [***], elect to (i) establish (directly or through an Affiliate or sublicensee or subcontractor of NHSc) a manufacturing and supply arrangement with a Third Party Manufacturer of Compounds or any Product, and/or (ii) negotiate in good faith and enter into a supply agreement pursuant to which Codexis will supply NHSc or its designee with such quantities of Compounds or any Product as NHSc or its sublicensees or subcontractors may require in connection with the Development of Product upon reasonable and customary terms and conditions. Following the License Effective Date, Codexis shall, [***], provide such reasonable assistance as [***] in connection with [***] with respect to the [***] to [***], including, to the extent [***] to [***] with [***] relating [***] to [***]. Subject to the foregoing and without limiting any other provision of this Agreement, neither Party shall be obligated to enter into an assistance or support agreement or a manufacturing and supply arrangement with the other Party absent the execution of a mutually acceptable definitive written agreement on such an arrangement.
4.4    Development Reports. Without limiting Section 3.4, prior to the first to occur of the Option Expiration Date or the License Effective Date, Codexis will keep NHSc reasonably informed with respect to the progress and material results of the various Development activities for which it is responsible pursuant to this Agreement. Following the License Effective Date, NHSc will keep Codexis reasonably informed at least [***] with respect to the progress and material results of its Development pursuant to this Agreement, including, without limitation, any [***] or [***] regarding [***] in furtherance of [***].
4.5    Development Records. Each Party shall maintain, and require its Affiliates and Third Party subcontractors to maintain, complete and accurate records of (i) all work conducted by it or on its behalf in furtherance of the Development of the Compounds and any Product, and (ii) all results, data, Inventions and other developments generated in connection with conducting such activities; provided that the foregoing obligation shall no longer apply upon and after the Option Expiration Date. Such records shall be complete and accurate and shall fully and properly reflect all such work done and results achieved in sufficient detail and in good scientific manner appropriate for business, patent and regulatory purposes.
4.6    Development Costs. As between the Parties, [***] associated with its and its Affiliates’ Development of the Compounds and any Product, unless otherwise agreed by the Parties in writing. Notwithstanding anything to the contrary in this Agreement, in no event shall Codexis be obligated to [***] in conducting the Solid Dosage Form Development Study.
4.7    Regulatory Matters.
4.7.1    Regulatory Filings and Regulatory Approvals. Prior to the first to occur of the Option Expiration Date or the License Effective Date, Codexis shall be responsible for filing and seeking effectiveness of an IND by the FDA to permit the clinical study of the Initial Compound for the treatment of HPA. Codexis shall submit such IND, as well as all supporting or underlying raw data, to the JSC for its review, comment and approval prior to Codexis submitting the IND to

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the FDA. Following the License Effective Date, as between the Parties, NHSc shall be solely responsible for the preparation and submission of all Regulatory Filings relating to the Compounds or any Product. All Regulatory Approvals for Compounds or Product obtained after the License Effective Date shall be owned by and in the name of NHSc or its designee and NHSc or its designee shall have responsibility for all regulatory matters relating to the Compounds and any Product after the License Effective Date. Anything to the contrary notwithstanding, to the extent [***], [***] shall be [***] to [***] into [***], and to [***], including [***].
4.7.2    Communications with Regulatory Authorities. Prior to the first to occur of the Option Expiration Date or the License Effective Date, Codexis will promptly notify NHSc of all material communications or correspondence with or from Regulatory Authorities in connection with the Compounds or any Product and the substance thereof and Codexis will provide to NHSc copies of all substantive written communications received by Codexis (or its Affiliates) from any Regulatory Authority, or submitted by Codexis (or its Affiliates) to any Regulatory Authority, related to the Compounds or any Product. Codexis shall, prior to the first to occur of the Option Expiration Date or the License Effective Date, (i) provide NHSc with copies of any proposed written correspondence with or submission to a Regulatory Authority [***] prior to delivery of the same to the Regulatory Authority, (ii) consult with NHSc, and consider in good faith any comments NHSc may have regarding, any and all such communications and correspondence, provided that NHSc provides such comments within [***] after receiving such correspondence or submission to review, and (iii) [***] before making any commitment to any Regulatory Authority for which NHSc would be responsible after Option Exercise.
4.8    Compliance. During the Term, each Party shall maintain in full force and effect all necessary licenses, permits and other authorizations required by applicable Law to carry out its obligations under this Agreement. In addition, each Party shall be responsible for ensuring that all activities for which it is responsible under this Agreement related to the Development, Manufacture and/or Commercialization of Product are performed in accordance with all applicable Laws and, as applicable, GLP, GCP and GMP.
4.9    Compound-Related Contracts. In the event that Codexis proposes to enter into any material contract, material agreement, amendment to such material contract, or amendment to such material agreement (excluding any work orders, statements of work, or such equivalent contracts that do not relate to the Compounds or any rights or obligations of the parties thereto in relation to the Compounds, or agreements listed on Exhibit E hereto to which Codexis or its Affiliate is a party as of the Effective Date) relating to the Compounds or any Product prior to the first to occur of the Option Expiration Date or the License Effective Date, Codexis shall (i) provide NHSc with drafts of such contract, agreement, or amendment and any ancillary documents or materials and permit NHSc a reasonable opportunity to review the same prior to execution, (ii) consider in good faith all comments NHSc may have within [***] regarding all contracts, agreements, amendments and materials provided pursuant to clause (i) and (ii) [***] to include in such contract, agreement, or amendment [***] without the [***]. Without limiting the foregoing, in no event shall Codexis [***] relating to the Compounds or any Product that would [***] upon NHSc cwithout NHSc’s prior written consent].

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4.10    Debarred Persons. Without limiting Section 8.1.6, each Party shall notify the other Party promptly, but in no event later than [***], upon becoming aware that any of its employees or consultants involved in the Development contemplated by this Agreement is a Debarred Person. Each Party shall use Commercially Reasonable Efforts to ensure that no Debarred Persons are involved in the Development contemplated by this Agreement and shall promptly cause any such involvement to cease upon such Party becoming aware that any Debarred Person is involved in the Development contemplated by this Agreement. This Section 4.10 shall cease to apply with respect to activities conducted for Compound and Product upon and after occurrence of the Option Expiration Date.
4.11    Subcontracting. Either Party may perform any specific activities for which it is responsible in connection with the Development of Compounds or any Product through subcontracting to an Affiliate or a Third Party contractor (including a contract service organization or contract research organization). The subcontracting Party shall: (i) ensure that any Third Party subcontractor to whom a Party discloses Confidential Information of the other Party is bound by an appropriate written agreement obligating such Third Party to obligations of confidentiality and restrictions on use of the other Party’s Confidential Information that are no less restrictive than the obligations in this Agreement (except that the term of confidentiality for such Party’s agreements with subcontractors engaged prior to the Effective Date may be less than the term of confidentiality provided for in this Agreement); (ii) [***] that such Affiliate or Third Party is [***] to such Party [***] by such Third Party or its employees or agents in performing such services for such Party that are necessary to the Development of Product; and (iii) [***] and [***] under this Agreement with respect to [***] of such subcontractor.
ARTICLE 5
TRANSITION AFTER OPTION EXERCISE
5.1    Technology Transfer.
5.1.1    Within [***] days after the License Effective Date, Codexis, [***], shall disclose to NHSc or its designee all then-existing Licensed Know-How in Codexis’ Control as of such date. All such Licensed Know-How that is capable of being conveyed in writing will be delivered in any digital format reasonably requested by NHSc to the extent practicable, and otherwise in hard copy. NHSc shall reasonably cooperate with Codexis in effecting the foregoing technology transfer obligations during the [***] days after the License Effective Date.
5.1.2    From time to time until the [***] of the License Effective Date, Codexis shall disclose to NHSc or its designee all Licensed Know-How that was inadvertently not included in the disclosures previously made by Codexis, to the extent later discovered.
5.1.3    After the initial transfer of Licensed Know-How pursuant to Section 5.1.1, subject to Sections 4.3.1, Codexis will provide reasonable assistance to NHSc or its designee in connection with understanding and using the Licensed Know-How within the scope of the license granted hereunder. Such reasonable assistance shall include, to the extent reasonably requested by NHSc, [***] in connection with the transfer of such Licensed Know-How. All such reasonable assistance shall be provided [***] to NHSc or its designee.

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5.2    Transfer of Development Activities. As soon as practicable following the License Effective Date, Codexis, in cooperation with NHSc or its designee, shall use Commercially Reasonable Efforts to effect an orderly transition, [***], to NHSc or NHSc’s designee of all Development activities then-being undertaken by or on behalf of Codexis in connection with the Compound or any Product, pursuant to the Development Plan and this Agreement.
5.3    Transfer of Regulatory Filings. Promptly after the License Effective Date, Codexis will assign or transfer to NHSc the ownership and sponsorship of the IND in respect of the Initial Compound and all existing Regulatory Filings for the Initial Compound, any Product containing the Initial Compound, and, as applicable, any other Compound or any Product containing any other Compound. For clarity, if a Compound permitted under Section 2.2.3 to be used as a Biocatalyst is disclosed, in the context of its intended use as a Biocatalyst, in an IND, DMF, NDA or any other Regulatory Filing, then Codexis will not be obligated to transfer or assign such Regulatory Filing to NHSc hereunder.
5.4    Assignment of Contracts. As soon as practicable after the License Effective Date, at NHSc’s request, Codexis shall use Commercially Reasonable Efforts to assign to NHSc or its designated Affiliate any agreement solely relating to the Development, Commercialization or Manufacture of the Compounds or any Product, provided that each such agreement is in effect as of the License Effective Date. To the extent any such agreement is not assigned to NHSc, then after the License Effective Date, at NHSc’s request, Codexis or its Affiliate shall continue to exercise its rights under and in accordance with such agreement with respect to the Compounds or any Product, as directed by and for the benefit of NHSc until such time as NHSc obtains an agreement with such Third Party, but not more than a commercially reasonable period of time.
5.5    Transfer of Records. Following the License Effective Date, upon request by NHSc, and without limiting the foregoing, Codexis will, [***], deliver to NHSc (or its designee) all manufacturing batch records, Development reports, analytical results, filings and correspondence with any Regulatory Authority (including notes or minutes of any meetings with any Regulatory Authority) and other Regulatory Documentation, raw material and excipient sourcing information, quality audit findings and any other relevant technical information in Codexis’ Control relating solely to the Compounds and/or any Product.
5.6    Transfer of Initial Compound. Within [***] following the License Effective Date, Codexis shall deliver to NHSc or its designee (EXW manufacturing or storage site (per INCOTERMS 2010)), and NHSc or its designee shall accept, all quantities of the Initial Compound in Codexis’ possession for use by NHSc or its designee in connection with its Development activities under this Agreement. Without limiting the foregoing, the Initial Compound delivered pursuant to this Section 5.6 shall include [***] which has, at all times prior to delivery to NHSc in accordance with the foregoing, been handled, stored and transported in accordance with industry standard practices.
5.7    Completion of Transition to NHSc. Except as set forth in Sections 5.1.2 and 5.1.3, the Parties will use their Commercially Reasonable Efforts to complete all transition activities under this Article 5 within [***] after the License Effective Date.

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ARTICLE 6
COMMERCIALIZATION
6.1    Commercialization Generally. As between the Parties and subject to the terms and conditions of this Agreement, after the License Effective Date, NHSc shall be solely responsible for Commercializing Product, either directly or through its Affiliates, sublicensees or distributors. For clarity, if the Option Expiration Date occurs, then Codexis shall have the sole right, directly or with or through Affiliates, licensees or subcontractors or other Third Parties, to Commercialize Product.
6.2    NHSc Diligence Obligation.
6.2.1    Following the License Effective Date, NHSc shall use Commercially Reasonable Efforts to achieve First Commercial Sale of a Product for the treatment of HPA (a) in [***], after receipt of requisite Regulatory Approval from [***] and (b) in [***] of the Major European Countries after receipt of requisite Regulatory Approval in the European Union pursuant to the centralised authorisation procedure. Furthermore, following First Commercial Sale of an initial Product in a country by NHSc, its Affiliate, sublicensee or subcontractor, NHSc shall use Commercially Reasonable Efforts to Commercialize such Product in such country; provided, however, that, for clarity, sale of a Product in a particular country in the European Union shall not give rise to an obligation for NHSc to use Commercially Reasonable Efforts to achieve First Commercial Sale of Product in all member countries of the European Union.
6.2.2    The Parties recognize that the application of Commercially Reasonable Efforts [***].  In addition, NHSc shall be permitted to [***] if [***] for the [***] generally.
6.2.3    Following the License Effective Date, NHSc will notify Codexis within [***] and prior to public announcement by NHSc or its Affiliate of (i) NHSc’s first receipt of written notice from the FDA that a Product has received Regulatory Authority in the United States, (ii) NHSc’s first receipt of written notice of from the EMA that a Product has received Regulatory Authority in the EU, (iii) the occurrence of any Milestone Event triggering a Milestone Payment contemplated by Section 7.3.3, and (iv) the occurrence of the First Commercial Sale of the first Product in the US and in each Major European Country. Subject to the express terms of this Agreement, after the License Effective Date, any Commercialization of Product in the Territory shall be in NHSc’s [***].
6.3    [***] Estimates. NHSc shall use Commercially Reasonable Efforts to provide Codexis, at least [***] prior to the First Commercial Sale of Product in the Territory, with an estimate [***]. Thereafter, no later than [***] preceding any subsequent Calendar Year commencing after such First Commercial Sale (each, the “Relevant Calendar Year”), NHSc shall provide to Codexis with an estimate [***]. NHSc shall be under no obligation to update, supplement or correct any estimate provided pursuant to this Section 6.3.
Codexis agrees and acknowledges, with respect to all estimates provided under this Section 6.3, that (i) such estimates [***] and, without limitation, [***] that [***] therefrom, (ii) no such estimates are [***] in many respects, (iii) such estimates [***] as such, (iv) neither NHSc nor any of its

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Affiliates or any of NHSc’s or its Affiliates’ directors, officers, employees, consultants or representatives (collectively, “NHSc Parties”) [***], (v) no NHSc Party [***], including in relation to [***], (vi) Codexis [***] contemplated by clause (v) of this Section 6.3  and (vii) Codexis [***] of any such estimates [***]; provided that for purposes of clause (vii) of this Section 6.3, Codexis [***] on any [***] by any NHSc Party.
ARTICLE 7
FINANCIAL TERMS
7.1    Upfront Payment. Subject to the terms and conditions of this Agreement, within thirty (30) days after the Effective Date, NHSc shall pay to Codexis a one-time, non-refundable, non-creditable fee of fourteen million U.S. dollars ($14,000,000).
7.2    Option Exercise Payment. In consideration of the licenses and rights granted to NHSc as of the License Effective Date, subject to the terms of this Agreement, NHSc shall pay to Codexis a one-time, non-refundable, non-creditable option exercise payment in the amount of three million U.S. dollars ($3,000,000) within sixty (60) days after the License Effective Date.
7.3    Milestone Payments.
7.3.1    Development Milestone Payment Prior to Option Exercise. Subject to the terms and conditions of this Agreement, within [***] after Commencement of a Phase Ia Clinical Trial in respect of the Initial Compound for the treatment of HPA, NHSc shall make a one-time, non-refundable, non-creditable Milestone Payment to Codexis in the amount of four million U.S. dollars ($4,000,000).
7.3.2    Solid Dosage Form Development Milestone. Subject to the terms and conditions of this Agreement, within [***] after the later of (i) achievement of the Formulation Objectives and (ii) the License Effective Date, NHSc shall pay to Codexis [***]. Such amount shall not be payable in the event the Formulation Objectives are not achieved. If Codexis believes the Formulation Objectives have been achieved, it shall so notify NHSc. The Parties shall promptly discuss whether the Formulation Objectives have been achieved. In the event that the Parties do not agree that the Formulation Objectives have been achieved, [***] whether the Formulation Objectives have been achieved, provided, however, if [***] that the Formulation Objectives have been achieved, but [***] nevertheless [***] as a part of the Formulation Objectives, then the Solid Dosage Form Development Milestone shall, upon the date of Commencement of a Phase II Clinical Trial, become payable and NHSc shall make such Milestone Payment to Codexis within [***] after Commencement of such Phase II Clinical Trial.
7.3.3    Development Milestone Payments After Option Exercise. Subject to the terms of this Agreement, after the License Effective Date, within [***] (except as otherwise expressly provided below in this Section 7.3.3) after the achievement of a Milestone Event set forth below, NHSc shall make a one-time, non-refundable, non-creditable Milestone Payment to Codexis in the amount below corresponding to such Milestone Event (which Milestone Payments contemplated by this Section 7.3.3 shall not exceed, in the aggregate, eighty-five million U.S. dollars ($85,000,000)).

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Milestone Event	Milestone Payment
[***]*	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

*[***] for purposes of this Milestone Event shall mean the date upon which [***] containing all [***] to [***] in relation to the [***] to such [***]. The Milestone Payment corresponding to this Milestone Event shall be made by NHSc within [***] after the achievement of such Milestone Event, notwithstanding anything to the contrary in this Section 7.3.3. NHSc may elect not to pay such Milestone Payment within such [***] period without being deemed in breach of this Agreement; provided, however, that any failure by NHSc to make such Milestone Payment within such [***] shall be deemed, effective upon the day immediately following the expiration of such [***] period, to have provided notice to Codexis that NHSc has elected to terminate this Agreement pursuant to Section 12.2.4 (without regard to the notice period contemplated therein). Notwithstanding the foregoing, in the event that NHSc Commences a Phase II Clinical Trial of Product for the treatment of HPA prior to the achievement of this Milestone Event, the Milestone Payment corresponding to this Milestone Event shall thereupon become payable and NHSc shall make such Milestone Payment to Codexis within [***] after Commencement of such Phase II Clinical Trial.
For purposes of clarity, the achievement of any Milestone Event set forth in this Section 7.3.3 prior to achievement of one or more preceding Milestone Event(s) set forth in this Section 7.3.3 shall result in such preceding Milestone Event(s) set forth in this Section 7.3.3 being deemed to have been achieved at the same time. Without limiting the foregoing, if the Milestone Event [***] is achieved before the Milestone Payment corresponding to [***] is paid, such Milestone Payment corresponding to [***] shall then become payable.
7.3.4    Commercialization Milestone Payments. Subject to the terms of this Agreement, following the License Effective Date, within [***] after the final day of the Calendar Quarter in which a Milestone Event set forth below is achieved, NHSc shall make a one-time, non-refundable, non-creditable Milestone Payment to Codexis in the amount below corresponding to such Milestone Event (which Milestone Payments pursuant to this Section 7.3.4 shall not exceed, in the aggregate, two hundred fifty million U.S. dollars ($250,000,000)):

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Milestone Event (Annual Net Sales)	Milestone Payment
Aggregate Net Sales of Product in a single Calendar Year exceed [***]	[***]
Aggregate Net Sales of Product in a single Calendar Year exceed [***]	[***]
Aggregate Net Sales of Product in a single Calendar Year exceed [***]	[***]
Aggregate Net Sales of Product in a single Calendar Year exceed $1,000,000,000	[***]

For purposes of clarity, one or more Milestone Events set forth in this Section 7.3.4 can occur during the same single Calendar Year. The achievement of any Milestone Event set forth in this Section 7.3.4 prior to achievement of one or more preceding Milestone Event(s) set forth in this Section 7.3.4 shall result in such preceding Milestone Event(s) being deemed to have been achieved.
7.3.5    Notice. Codexis shall promptly (and in any event within [***]) notify NHSc in writing in the event that the Milestone Event contemplated in Section 7.3.1 or Section 7.3.2 has been achieved. NHSc shall promptly (and in any event within [***]) notify Codexis in writing in the event that it achieves a Milestone Event contemplated in Section 7.3.3.
7.4    Royalties. Subject to the terms of this Agreement, including Section 7.5, and in addition to any Milestone Payments due under Section 7.3, during the Royalty Term, NHSc shall make tiered non-refundable, non-creditable royalty payments to Codexis in respect of Net Sales of Product in the Territory during each Calendar Year, as set forth below.

Calendar Year Net Sales	Royalties (% of Calendar Year Net Sales)
[***]	[***]%
[***]	[***]%
[***]	[***]%
[***]	[***]%

7.5    Additional Royalty Terms.
7.5.1    Biosimilar Product Step-Down. In the event that one or more Biosimilar Products are sold by a Third Party in a country in the Territory in any given Calendar Quarter, and the sales of such Biosimilar Products ([***]), exceed [***] of the aggregate sales of Product and all Biosimilar Products (each on a unit basis) sold in such country over [***] Calendar Quarters (the “Target Percentage”), then, subject to Section 7.5.3, commencing prospectively with the Calendar Quarter subsequent to such Biosimilar Products reaching the Target Percentage, and for

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the remaining period of the Royalty Term applicable to Product in such country, the royalties payable to Codexis on Net Sales of Product in such country shall be reduced by [***] of those otherwise payable pursuant to Section 7.4 commencing in the Calendar Quarter after the Target Percentage has been achieved, and continuing for [***] in such country.
7.5.2    Royalty Stacking. If during the Royalty Term, NHSc enters into or becomes subject to any arms-length written agreement or equivalent arrangement (including any license agreement, settlement or award or judgment) with a Third Party under which NHSc obtains a license or other right (including any covenant not to sue or similar equivalent arrangement), under any Patent or other intellectual property (other than Trademarks) of such Third Party in a particular country in the Territory that, [***], is necessary for NHSc, its Affiliates or any sublicensee to Exploit Product(s) in such country, then, upon entry into any such agreement or arrangement and thereafter during the remainder of the period during which NHSc owes royalties to such Third Party pursuant to such agreement or arrangement and to Codexis under this Agreement based upon sales of Product in such country, the Net Sales of Product(s) in such country to be included in Net Sales for the purpose of the calculation of the royalties due under Section 7.4 shall be reduced, subject to Section 7.5.3, by an amount that is [***] of all payments made by NHSc to any Third Party that are owed pursuant to such agreement or arrangement in consideration for the grant of such license or right under such Patent or other intellectual property (other than Trademarks) by the applicable Third Party; provided that, if NHSc is unable to offset from the royalties owing to Codexis during any Calendar Quarter the full amount paid to such Third Party or Third Parties in such Calendar Quarter, NHSc may [***] in accordance with the foregoing.
7.5.3    In no event shall the royalties payable by NHSc pursuant to Section 7.4 be less than [***] of those otherwise due pursuant to Section 7.4 in the relevant payment period after applying Sections 7.5.1 and/or 7.5.2.
7.5.4    Combination Products. If Product is sold in the form of a Combination Product, then Net Sales for such Combination Product shall be determined on a country-by-country basis as follows:
(a)    If Product and the Other Product are [***], the royalty payments due on the Net Sales of the Combination Product shall be [***] where [***] and [***].
(b)    If Product and the Other Product are [***], but the [***], the [***] on the [***] wherein [***] and [***].
(c)    If Product and the Other Product are [***], but the [***], the [***] on the [***] is the [***].
(d)    If Product and the Other Product are [***], but the [***] of [***], [***] shall be [***]. If the Parties are [***], the [***].
7.6    Royalty Payments and Reports. NHSc shall make all royalty payments owed under this Agreement within [***] following the end of each Calendar Quarter for Net Sales during such Calendar Quarter, and together with such payment, shall submit to Codexis a written report setting

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forth (i) [***] for such Calendar Quarter [***] upon which such royalty payments are based [***] in arriving at the same, (ii) [***] hereunder, and (iii) any [***] to [***] such Net Sales and royalty payments.
7.7    Certain Limitations. Each of the Milestone Payments shall only be payable once, upon the first occurrence of the corresponding Milestone Event, and no additional payment will be due in the event of any repeated occurrence of such Milestone Event, including in relation to more than [***]. The payments expressly set forth in this Article 7 shall constitute the sole consideration for Option, the license and other rights contemplated hereunder and any and all Development conducted by Codexis in respect of the Compound.
7.8    Payment Terms. For clarity, any and all dollar amounts referred to in this Agreement shall mean U.S. dollars. Except as otherwise specifically provided in this Agreement, any and all payments due from one (1) Party to the other pursuant to this Agreement shall be made in U.S. dollars by wire transfer of immediately available funds to such account or accounts and in accordance with such instructions as are provided by the payee Party from time to time.
7.9    Interest on Late Payments. Any amount required to be paid by a Party under this Agreement which is not paid on the date due shall bear interest at an annual rate equal to [***] above the [***], as reported by [***] for the [***] of such month. Such interest shall be accrued daily.
7.10    Currency Conversion. In the event that any Net Sales or other amounts in respect of which payments from one (1) Party to the other Party are owing hereunder are denominated in a currency other than U.S. dollars, such Net Sales or other amounts shall be converted into U.S. dollars at the rate of exchange as used by NHSc for its internal and external financial reporting.
7.11    Taxes and Withholding. Notwithstanding any other provision of this Agreement, if any taxes are required by applicable Law to be withheld by NHSc from a payment made to Codexis pursuant to this Agreement, NHSc will: (i) deduct such taxes from the payment made to Codexis; (ii) timely pay the taxes to the proper taxing authority for the account of Codexis; (iii) send proof of payment to Codexis; and (iv) reasonably cooperate with Codexis in its efforts to obtain a credit for such tax payment; provided, however, that before making any such deduction or withholding, NHSc shall give Codexis reasonable notice of its intention to make such deduction or withholding (such notice, shall include the method of calculation for the proposed deduction or withholding). Each Party agrees to reasonably assist the other Party in lawfully claiming exemptions from and/or minimizing such deductions or withholdings under an applicable tax treaty and any applicable Law. Notwithstanding anything to the contrary in this Agreement, if NHSc assigns or sublicenses its rights or obligations under this Agreement (other than a sublicense or assignment (i) requested by Codexis, (ii) to which Codexis consents in writing, or (iii) required pursuant to the terms of this Agreement or any related document) and to the extent that, as a result of such sublicense or assignment, a payment under this Agreement is subject to withholding tax or an increased withholding tax, the sum payable to Codexis shall be increased to the extent necessary to ensure that Codexis receives a sum equal to the sum which it would have received had no such sublicense or assignment occurred. For the avoidance of doubt, amounts payable under this Agreement are exclusive of value added tax, sales tax, consumption tax and other similar taxes (“Indirect Taxes”).

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If any Indirect Taxes are chargeable in respect of any payments made under this Agreement, such Indirect Taxes shall be borne and paid by NHSc. The Parties shall cooperate in accordance with applicable Law to minimize Indirect Taxes incurred in connection with this Agreement. This Section 7.11 (and all relevant definitions) shall survive expiration or termination of this Agreement for any reason, and each Party shall indemnify, defend and hold harmless the other Party against all taxes (including for this purpose interest, penalties and additions to tax) and reasonable and documented related out-of-pocket expenses arising from any breach by the indemnifying Party of this Section 7.11.
7.12    Books and Records; Audit. NHSc shall keep and maintain reasonably detailed books and records of Net Sales of Product in the Territory and each component of such Net Sales. Codexis shall have the right to examine and audit NHSc’s relevant books and records to verify the accuracy of any reports and/or payments prepared and/or delivered by NHSc pursuant to this Agreement. Any such audit shall be on at least [***] prior written notice. Codexis’ rights to perform an audit under this Section 7.12 shall be limited to not more than [***] in any Calendar Year and shall be limited to the pertinent books and records for any Calendar Year ending not more than [***] before the date of the request. The audit shall be performed at [***] by an independent certified public accounting firm of internationally recognized standing that is selected by Codexis and reasonably acceptable to the audited Party. The accounting firm shall be required to enter into a reasonable and customary confidentiality agreement with NHSc to protect the confidentiality of its books and records. NHSc shall make the relevant books and records reasonably available during normal business hours for examination by the accounting firm. Except as may otherwise be agreed, the accounting firm shall be provided access to such books and records at NHSc’s and/or its Affiliates’ facilities where such books and records are normally kept. Upon completion of the audit, the accounting firm shall provide both Parties a written report disclosing whether or not the relevant reports and/or payments are correct, and the specific details concerning any discrepancies. The accounting firm shall not provide Codexis with any additional information or access to NHSc’s confidential information. If the accounting firm conducting an audit pursuant to this Section 7.12 concludes as a result of such audit that any additional amounts were due and payable to a Party, such additional amounts shall be paid to such Party within [***] of the date that the Parties receive such accountant’s written report. In the event that the total amount of any underpayments by NHSc to Codexis for the audited period exceeds [***] of the aggregate total amount that was properly due and payable to Codexis for such period, then NHSc shall also [***] for the [***], except to the extent that such underpayment was due to any inaccurate or incomplete information provided to NHSc by Codexis.
ARTICLE 8
REPRESENTATIONS AND WARRANTIES
8.1    Mutual Representations and Warranties. Codexis and NHSc each represents and warrants to the other, as of the Effective Date, as follows:
8.1.1    Organization. It is duly organized, validly existing, and in good standing under the laws of the jurisdiction of its organization, and has all requisite power and authority, corporate or otherwise, to execute, deliver, and perform this Agreement.

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8.1.2    Authorization. The execution and delivery of this Agreement and the performance by it of its obligations contemplated hereby have been duly authorized by all necessary corporate or similar action on the part of such Party, and do not violate (i) such Party’s charter documents, bylaws, or other organizational documents, (ii) any agreement, instrument, or contractual obligation to which such Party is bound, or (iii) any requirement of any applicable Law.
8.1.3    Binding Agreement. This Agreement is a legal, valid, and binding obligation of such Party enforceable against it in accordance with its terms and conditions, subject to the effects of bankruptcy, insolvency, or other laws of general application affecting the enforcement of creditor rights, judicial principles affecting the availability of specific performance, and general principles of equity (whether enforceability is considered a proceeding at law or equity).
8.1.4    Consents and Approvals. Except as contemplated in Section 2.1.2, and except for antitrust and competition filings other than those contemplated by Section 2.1.2, no consent, approval, waiver, order or authorization of, or registration, declaration or filing with, any Third Party or any Governmental Authority is required in connection with the execution, delivery and performance of this Agreement by such Party or the performance by such Party of its obligations contemplated hereby or thereby.
8.1.5    No Conflict. The execution and delivery of this Agreement, the performance of such Party’s obligations hereunder and the licenses and sublicenses to be granted pursuant to this Agreement (i) do not and will not conflict with or violate any requirement of applicable Law or any order, writ, judgment, injunction, decree, determination, or award of any court or governmental agency presently in effect applicable to such Party; (ii) do not and will not conflict with or violate the certificate of incorporation, by-laws or other organizational documents of such Party; and (iii) do not and will not conflict with, violate, breach or constitute a default under any contractual obligations of such Party or any of its Affiliates.
8.1.6    No Debarment. Neither such Party nor its Affiliates’ employees who have been, or who such Party currently expects to be, involved in the Exploitation of the Compounds or any Product, or, to such Party’s Knowledge, any of their respective licensees, contractors, agents and consultants or their respective employees, consultants or contractors who have been, or who such Party currently expects to be, involved, on behalf of such Party, in the Exploitation of the Compound or any Product:
(a)    is debarred under Section 306(a) or 306(b) of the FD&C Act or by the analogous applicable Laws of any Regulatory Authority;
(b)    has, to such Party’s Knowledge, been charged with, or convicted of, any felony or misdemeanor within the ambit of 42 U.S.C. §§ 1320a-7(a), 1320a-7(b)(l)-(3), or pursuant to the analogous applicable Laws of any Regulatory Authority, or is proposed for exclusion, or the subject of exclusion or debarment proceedings by a Regulatory Authority; and
(c)    is excluded, suspended or debarred from participation, or otherwise ineligible to participate, in any U.S. or non-U.S. healthcare programs (or has been convicted of a

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criminal offense that falls within the scope of 42 U.S.C. §1320a-7 but not yet excluded, debarred, suspended, or otherwise declared ineligible), or excluded, suspended or debarred by a Regulatory Authority from participation, or otherwise ineligible to participate, in any procurement or non-procurement programs. All of the persons contemplated by the foregoing clauses (a), (b) or (c) are referred to as “Debarred Persons.”
8.2    Additional Representations and Warranties of Codexis. Codexis further represents and warrants to NHSc, as of the Effective Date, as follows:
8.2.1    Title; Encumbrances; Conflicting Grants. Codexis has the right to grant the Option to NHSc hereunder and, upon Option Exercise, the license specified herein and has not granted to any Third Party any rights or licenses conflicting with the rights Codexis purports to grant to NHSc pursuant to this Agreement. The Licensed Patents and Licensed Know-How are not subject to any liens in favor of, or claims of ownership by, any Third Party.
8.2.2    Good Practices. Codexis and its Affiliates have, and, to Codexis’ Knowledge, their respective contractors, agents and consultants have, conducted all Development with respect to the Specified Compounds and any Product containing a Specified Compound that has been conducted prior to the Effective Date in accordance with GLP, GCP, and GMP, to the extent applicable and required.
8.2.3    Licensed Patents.
(a)    Exhibit B sets forth a true and correct listing of all Patents Controlled by Codexis as of the Effective Date that claim or cover or, as to patent applications, if issued as they currently exist, would claim or cover, the Compounds or any Product as they exist as of the Effective Date, including the use and methods of Manufacture of the Compounds as they exist as of the Effective Date. [***] in the [***] where [***], the [***] have been [***] and [***] and [***] or [***], except as [***] of [***], any [***] in respect of [***] or [***] and [***].
(b)    To Codexis’ Knowledge, no [***] and [***] (or [***]) to [***] or [***] of the [***] of the [***] or [***] to [***] that the [***] are [***].
(c)    To Codexis’ Knowledge, [***] to [***] are [***].
(d)    [***] that [***] have been [***], and [***] have been [***], in each case to the extent [***] the [***] in the [***] is [***], and the [***].
(e)    Codexis (i) [***] in which [***], its [***] to [***] that [***] on a [***], and to [***] in connection therewith with [***] on [***], in each case to the extent necessary [***] in [***] and (ii) has no Knowledge that [***] to [***] or [***] or [***].
(f)    The [***] in the [***] of the [***] are, to Codexis’ Knowledge, all of the [***] for [***] and [***], or is [***], to [***] of [***] to [***] and the [***].

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(g)    Codexis has [***] with all [***] in connection with [***] the [***] containing the [***] or [***], including the [***] and [***] to [***] pursuant to such [***]; provided that notwithstanding the foregoing, Codexis [***] to its [***] with respect to [***].
8.2.4    [***] of [***]. To Codexis’ Knowledge, [***]. Codexis has not [***] from any [***] that (i) any [***] of any [***] or any [***] by [***] to the [***] of such [***] or (ii) the [***] pursuant to this Agreement would [***].
8.2.5    [***] of [***]. To Codexis’ Knowledge, [***]. There are no [***] with respect thereto [***] relating to the [***].
8.2.6    [***] by [***]. To Codexis’ Knowledge, [***] the [***] the [***] by reason of the [***]. Neither [***] has [***] of any [***] by any [***], of any of the [***] or [***] with respect to the [***].
8.2.7    Material Contracts. [***], other than pursuant to agreements [***], which do [***].
8.2.8    Regulatory Matters.
(a)    Codexis has made available to NHSc all material Regulatory Documentation requested by NHSc and Controlled by Codexis regarding or related to the Specified Compounds or any Product containing any Specified Compound, including, [***] relating to the Specified Compounds or any Product containing any Specified Compound that is [***] or [***] and such [***] in accordance with the [***], as applicable, to the extent required, and [***], and to Codexis’ Knowledge, such [***].
(b)    [***] has [***], with respect to any [***], any [***] and, there is [***] or, to Codexis’ Knowledge, [***], in each case alleging that with respect to [***], [***] is not [***] with [***]. Neither [***] has [***] from [***] that the [***] is not [***].
(c)    To Codexis’ Knowledge, none of [***], or any of [***], with respect to [***], an [***] to any [***] or [***].
8.2.9    [***]. In those jurisdictions in which Codexis has filed applications for Licensed Patents, excluding ordinary course patent prosecution procedures and communications, [***], and to Codexis’ Knowledge, [***] or [***] any [***], involving the [***] or the [***], nor to Codexis’ Knowledge [***] or [***] the past [***], in each case, which has been [***] any of [***] and to any [***] in connection with [***].
8.2.10    [***]. All [***] and [***] of [***] who are or have been [***] of [***] and [***] have [***] or are otherwise [***] and [***] and to [***] of or [***] under the [***].
8.2.11    [***]. Codexis has [***] the [***] that is not [***] only pursuant to [***] to [***] for [***].

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ARTICLE 9
INTELLECTUAL PROPERTY
9.1    Ownership of Intellectual Property.
9.1.1    Ownership of Inventions and Information. As between the Parties, each Party shall solely own all right, title, and interest in and to any and all Inventions and Information that are conceived, discovered, or otherwise made solely by one (1) or more employees, consultants, contractors or subcontractors of a Party or its Affiliates or sublicensees in the course of performing activities contemplated in this Agreement, whether or not patented or patentable, and any and all Patents and other intellectual property rights therein.
9.1.2    Ownership of Joint Patents and Joint Know-How. As between the Parties, each Party shall each own an equal, undivided interest in any and all (i) Inventions and Information that are conceived, discovered, or otherwise made jointly by or on behalf of one (1) or more employees, consultants, contractors or subcontractors of NHSc or its Affiliates or sublicensees, on the one hand, and one (1) or more employees, consultants, contractors or subcontractors of Codexis, on the other hand, in the course of performing activities contemplated in this Agreement, whether or not patented or patentable, including Joint Inventions (the “Joint Know-How”), and (ii) Joint Patents and other intellectual property rights in the Joint Know-How (such Joint Patents and other intellectual property rights, together with the Joint Know-How, the “Joint Intellectual Property Rights”). Each Party shall promptly disclose to the other Party in writing, and shall cause its Affiliates and sublicensees to so disclose, the discovery, making, conception or reduction to practice of any Joint Know-How. Subject to the license granted under Section 2.2 and the terms of this Article 9, each Party may, and may permit, through sublicenses or otherwise, [***]. Subject to the rights granted under this Agreement, each Party shall have the right to practice and exploit Joint Intellectual Property Rights, without any obligation to account to the other for profits, or to obtain any approval of the other Party to license, assign, or otherwise exploit Joint Intellectual Property Rights, by reason of joint ownership thereof, and each Party [***]. Each Party agrees to be named as a party, if necessary, to bring or maintain a lawsuit involving a Joint Intellectual Property Right.
9.1.3    [***] Law. The determination of whether Information and Inventions are conceived, discovered or otherwise made by a Party for the purpose of allocating proprietary rights (including Patent, copyright or other intellectual property rights) therein, shall, for purposes of this Agreement, be made in accordance with applicable Law [***] as such Law exists as of the Signing Date irrespective of where such conception, discovery, or making occurs.
9.1.4    Assignment Obligation. Each Party shall cause all Persons who perform activities for such Party under this Agreement or in connection with the subject matter hereof to automatically assign their rights in any Inventions resulting therefrom to such Party.
9.1.5    Inventors. As between the Parties, [***] to the inventors named in the Licensed Patents, pursuant to applicable Patent Law. Each Party shall [***], pursuant to applicable Patent Law. [***] who are inventors of Inventions owned [***], pursuant to applicable Patent Law and [***] who are inventors of Inventions owned [***]. This Section 9.1.5 shall not limit [***] under [***].

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9.2    Maintenance and Prosecution of Patents.
9.2.1    Prior to the License Effective Date, and after the occurrence of the Option Expiration Date, [***], [***], shall be responsible for the Prosecution of the Licensed Patents (excluding for clarity the Joint Patents).
9.2.2    The Patent Committee shall discuss and determine which Party shall be responsible for the Prosecution of the Joint Patents, the [***], except as provided in Section 9.2.3. Following the License Effective Date, except as provided in Section 9.2.3, [***] shall Prosecute all Licensed Patents at the direction of the Patent Committee and shall be [***], except as provided in Section 9.2.3. The Patent Committee shall determine the overall strategy for, and all material aspects of, the Prosecution of the Licensed Patents and Joint Patents, including where and when applications for Patents will be filed, and claims to be included, excluded or modified in Patent applications. The Patent Committee shall also confer regarding the selection of external patent counsel or patent agents to be used for filing, prosecuting and maintaining Licensed Patents and Joint Patents outside of the United States that are first engaged by [***] after the Effective Date. If the Patent Committee is unable to reach a consensus decision on a matter that is within its decision-making authority within [***] after it has met and attempted to reach such decision, then such matter shall be [***]; provided, however, that in such event, [***], who, for purposes of any dispute contemplated by this Section 9.2.2, [***].
9.2.3    The [***] will not [***] which [***], or [***] for which it has [***] or [***] for the [***], without the [***] first being [***] to [***] for the [***] or the [***] in accordance with this Section 9.2.3. The [***] shall provide [***] with [***] within [***], and [***], and the [***] shall provide the [***] with [***] as to whether the [***] to [***]. In the event that the [***] decides either (a) [***] or [***] or (b) [***] or [***] to [***], the [***] with [***] at least [***] prior to any [***] thereof or, if earlier, [***], as applicable. In such event, the [***] shall provide the [***] with an [***] for the [***] and any [***] (such [***], as set forth above). In the event that the [***] assumes [***], the [***] shall have [***] for such [***] to [***] by it and [***] and, in such case, Sections 9.2.4 through 9.2.6 shall apply to such [***] (with such [***] for such purposes). Such [***] shall otherwise [***] in the same manner and to the same extent as the [***] except as otherwise provided in this Section 9.2.3. In such event, the [***] shall [***] with the [***] in the [***] including, if applicable, [***] and [***] as may be [***] to the [***] all of [***] to any such [***], and upon such [***] such [***] shall be [***]. In the event that the [***] either (i) [***] of any such [***] or [***] in [***] or (ii) not to [***], the [***] shall comply with the terms of this Section 9.2.3 (with such [***] then [***] for such purposes). Notwithstanding anything to the contrary above, if the [***] occurs, then thereafter, [***] shall have sole right and responsibility to Prosecute the Licensed Patents and [***] shall have no rights with respect to Licensed Patents except as otherwise provided in this Section 9.2.3.
9.2.4    The Prosecuting Party shall be entitled to use patent counsel selected by it and reasonably acceptable to the non-Prosecuting Party (for avoidance of doubt, all references in this Article 9 to “patent counsel” shall include inside patent counsel as well as outside patent counsel), for the Prosecution of the Patents. The [***] shall keep the [***] of the [***] of its [***] and [***] with copies of [***] relating to [***] of any [***] being [***] by such [***]. The [***] may [***]

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with respect to any [***] to be taken by the [***], and the [***] shall take such [***] into [***] and [***] to [***] into [***]. The [***] shall [***] with the [***] before [***] that would have [***] on the [***] within the [***], as applicable, and the [***] shall take [***] of the [***] into [***]. Notwithstanding anything to the contrary above, if the [***] occurs, then thereafter, [***] shall have sole right and responsibility to Prosecute the Licensed Patents and [***] shall have no rights with respect to Licensed Patents under this Section 9.2.4.
9.2.5    In order to facilitate the [***], the [***] shall [***] of [***] and any [***] thereto by the [***] at least [***] prior to any [***], or within [***] of the [***] of any [***] if such [***] for [***] to [***], and the [***] shall [***] and in [***] to [***] to [***]. In no event shall the [***] be [***] to [***] past any [***].
9.2.6    [***] that [***] to [***] to [***] the [***] of the [***] or to [***] or [***] with respect to any [***], in any case, that would [***] with [***] hereunder.
9.3    Enforcement of Patents.
9.3.1    Notification. In the event that either Party has cause to believe that a Third Party may be infringing either any of the Licensed Patents in connection with the Exploitation of any compound or product that competes or could reasonably be expected to compete with any Compound or any Product, or any of the Joint Patents, or such Licensed Patent or Joint Patent is challenged in any action or proceeding (other than any oppositions, cancellations, interferences, reissue proceedings, or reexaminations, which are addressed above) (any of the foregoing, an “Infringement Action”), it shall promptly notify the other Party in writing, identifying the alleged infringer and the alleged infringement complained of and furnishing the information upon which such determination is based. Notwithstanding anything to the contrary above, if the [***] occurs, then thereafter, [***] shall have sole right and responsibility to enforce the Licensed Patents and [***] shall have no rights with respect to Licensed Patents under this Section 9.3.1.
9.3.2    Enforcement by [***].
(a)    Prior to the [***], and if the [***] has occurred, at all times thereafter, [***] will have the first right, but not an obligation to, take action to enforce the Licensed Patents, but for clarity not the Joint Patents, in connection with an Infringement Action with respect to the Licensed Patents, [***], in its own name and entirely under its own direction and control, subject to Section 9.3.4.
(b)    If [***] has the first right to enforce the Licensed Patents or the Joint Patents in connection with an Infringement Action with respect to the Licensed Patents or the Joint Patents pursuant to Section 9.3.3 and elects not to timely settle or bring any action as described therein, then [***] shall have the right, but not the obligation, to enforce the Licensed Patents or Joint Patents in connection with such Infringement Action [***], in its own name and entirely under its own direction and control, subject to Section 9.3.4.

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9.3.3    Enforcement by [***].
(a)    [***] will have the first right, but not an obligation, to take action to enforce the Joint Patents in connection with any Infringement Action with respect to the Joint Patents, [***], in its own name and entirely under its own direction and control, subject to Section 9.3.4.
(b)    Following the [***] and thereafter during the Term, [***] will have the first right, but not an obligation to, take action to enforce the Licensed Patents (excluding for clarity any Joint Patents, which are covered by Section 9.3.3(a)) in connection with any Infringement Action with respect to the Licensed Patents, [***], in its own name and entirely under its own direction and control, subject to Section 9.3.4.
(c)    If [***] has the first right to take action to enforce the Licensed Patents in connection with any Infringement Action with respect to the Licensed Patents pursuant to Section 9.3.2(a) and elects not to timely settle or bring any action as described therein, then [***] shall have the right, but not the obligation, to bring such action [***], in its own name and entirely under its own direction and control, subject to Section 9.3.4.
9.3.4    Procedure for Enforcement.
(a)    The non-enforcing Party pursuant to Sections 9.3.2 and 9.3.3 shall reasonably assist the enforcing Party (at the enforcing Party’s expense) in any such action if so requested, and shall lend its name to such actions if reasonably requested by such enforcing Party or required by Law. The non-enforcing Party shall have the right to participate and be represented in any such action by its own counsel [***]. The non-enforcing Party shall cooperate, [***], with the enforcing Party in investigating or terminating any suspected infringement, whether through legal action, negotiation, being joined as a party plaintiff or otherwise, including by [***], and [***], upon the request of the enforcing Party. The enforcing Party will keep the non-enforcing Party reasonably informed of the status of the action. The enforcing Party will have [***] and will [***] from the [***] into [***] with respect to the infringement, claim construction, or defense of the validity or enforceability of any claim in a Licensed Patent or Joint Patent. The enforcing Party shall [***] relating to the [***] of the involved Licensed Patent or Joint Patent promptly upon their being filed or received.
(b)    If Codexis is the enforcing Party, no settlement of any such Infringement Action, which [***] the [***] (or that would be [***]) by Codexis to NHSc under the terms of this Agreement (including the [***]), or [***] NHSc’s rights under this Agreement or its [***], will be entered into by Codexis [***] of NHSc. If NHSc is the enforcing Party, no settlement of any such Infringement Action, which [***] the [***], of a [***] outside the [***] shall be [***] by NHSc without the [***], which [***].
9.3.5    Withdrawal. If either Party brings an action under this Section 9.3 and subsequently ceases to pursue or withdraws from such action, it shall promptly notify the other

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Party and the other Party may substitute itself for the withdrawing Party under the terms of this Section 9.3.
9.3.6    Damages. In the event that either Party exercises the rights conferred in this Section 9.3 and recovers any damages or other sums in such action or in settlement thereof, such damages or other sums recovered shall [***], [***]. After such [***], if such recoveries are received in connection with the Licensed Patents and any funds shall remain from such damages or other sums recovered, the following shall apply: (a) to the extent such recoveries relate to an Infringement Action occurring prior to the [***], or if the [***], at any time during the Term, such funds shall be retained by or paid [***]; and (b) to the extent such recoveries relate to an Infringement Action occurring [***], such funds shall be retained by or paid [***], and shall be [***], such that [***]. Furthermore, after such reimbursement, if such recoveries are received in connection with the Joint Patents and any funds shall remain from such damages or other sums recovered, the [***] remaining amounts.
9.4    Infringement Claims by Third Parties; Challenge Proceedings.
9.4.1    Defense of Third Party Claims. If a Third Party asserts that a Patent or other intellectual property right owned or controlled by it is infringed by the Exploitation of the Compounds or any Product, the Party first obtaining Knowledge of such a claim shall promptly provide the other Party notice of such claim along with the related facts in reasonable detail. Prior to the [***], [***] the first right, but not the obligation, to defend such claim in consultation with the Patent Committee. If the [***], or if [***] fails to timely assume such defense, then thereafter [***] the first right, but not the obligation, to defend such claim in consultation with the Patent Committee. If [***] has the first right to defend such claim, and elects not to defend any such claim, then [***] shall have the right, but not the obligation, to defend such claim in consultation with [***] and using counsel reasonably acceptable to [***]. The Parties shall cooperate with one another in any such defense. The Party controlling the defense of any such claim shall [***] and shall [***] for its [***] in providing such assistance, upon such Party’s request. Notwithstanding the foregoing, if the [***], then thereafter, [***] shall have the sole right, but not the obligation, to defend any such claim.
9.4.2    Settlement of Third Party Claims. The Party (or its Affiliate) defending against any Third Party claim pursuant to Section 9.4.1, shall have the right to settle such claim; provided that unless the Option Expiration Date has occurred, any such settlement that could adversely affect the other Party in any material respect shall be made only upon such other Party’s written consent, not to be unreasonably withheld, delayed or conditioned, it being agreed that a settlement shall not be deemed to adversely affect the other Party, and shall not require consent, if such settlement involves solely an obligation to make a financial payment and/or the granting of a license or sublicense to intellectual property rights that is no more extensive than the applicable Party’s rights, or retained rights, hereunder in such intellectual property hereunder.
9.4.3    Patent Oppositions and Challenges. If either Party wishes to challenge the validity of any Third Party’s Patent in the Territory as [***] in connection with the [***] by [***] a pre-grant opposition (e.g., third-party observations), opposition, post-grant or inter partes proceeding (a “Challenge Proceeding”) at a [***] or by otherwise [***], such Party shall so notify

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the other Party through the Patent Committee. The Patent Committee shall [***], and the Parties shall [***], with the [***] of any such Challenge Proceeding, [***] with respect to the [***], and [***] of any such proceedings. After the [***], [***] shall have the first right, but not the obligation to bring a Challenge Proceeding in any country in the Territory with respect to such Third Party’s Patent; provided, however, that [***] shall have a backup right to bring such Challenge Proceeding, upon [***] prior written notice to [***] in the event that [***] fails to initiate such Challenge Proceeding within [***] of the later of (i) [***] proposal that [***] do so and confirmation that [***] will do so if [***] does not, and (ii) the earliest date on which [***] legal counsel advises [***] that such Challenge Proceeding can reasonably be initiated (which date [***] shall specify in writing to [***] promptly after receiving such advice from such legal counsel); provided that such [***] period shall be shortened where applicable Law requires an earlier initiation of action. A Party bringing a Challenge Proceeding shall consult with the other Party with respect thereto and reasonably consider such other Party’s comments thereon. Each Party shall cooperate with the other Party in connection with any Challenge Proceeding brought by such other Party as reasonably requested by such other Party. Subject to Section 9.6, the Party seeking the cooperation of the other Party under this Section 9.4.3 shall [***] for its [***].
9.4.4    Allocation of Costs and Recovery. Subject to Section 9.6, the Party defending, prosecuting or controlling any claim, filing, proceeding or action contemplated by this Section 9.4 shall [***].
9.4.5    Notwithstanding anything to the contrary above, if the Option Expiration Date occurs, then thereafter, this Section 9.4 shall no longer apply.
9.5    Invalidity or Unenforceability Defenses or Actions.
9.5.1    Third Party Defense or Counterclaim. If a Third Party asserts, as a defense or as a counterclaim in any infringement action under Section 9.3 that any Licensed Patent or Joint Patent is invalid or unenforceable, then the Party pursuing such infringement action shall promptly give written notice to the other Party. With respect to the Licensed Patents, [***] shall, through counsel reasonably acceptable to [***], respond to such defense and use Commercially Reasonable Efforts to defend against such counterclaim (as applicable) and, if [***] is pursuing the applicable infringement action under Section 9.3, [***] shall allow [***] to control such response or defense (as applicable). [***] with respect to such response or defense against such counterclaim with respect to Licensed Patents shall be [***], and the Parties shall [***] in the same manner as the Parties are [***] relating to prosecution and maintenance of Patents in accordance with Section 9.2. If [***] fails, notwithstanding the foregoing, to assume such defense and use Commercially Reasonable Efforts in respect thereof, [***] shall have the right to defend against such action or claim. With respect to the Joint Patents, the Patent Committee shall confer on such matter, and shall discuss which Party shall have the first right to defend against such counterclaim; provided that unless the Parties otherwise agree, [***] shall have the sole right, but not an obligation, to take all actions permitted under applicable Law with respect to such Joint Patents. [***] with respect to such response or defense against such counterclaim with respect to Joint Patents shall be [***].
9.5.2    Third Party Declaratory Judgment or Similar Action. If a Third Party asserts, in a declaratory judgment action or similar action or claim filed by such Third Party, that any

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Licensed Patent or Joint Patent is invalid or unenforceable, then the Party first becoming aware of such action or claim shall promptly give written notice to the other Party. With respect to the Licensed Patents, [***] shall, through counsel reasonably acceptable to [***], use Commercially Reasonable Efforts to defend against such action or claim. [***] with respect to such defense with respect to Licensed Patents shall be [***], and the Parties shall [***], in the same manner as the Parties are [***] relating to prosecution and maintenance of Patents in accordance with Section 9.2. If [***] fails, notwithstanding the foregoing, to assume such defense and use Commercially Reasonable Efforts in respect thereof, [***] shall have the right to defend against such action or claim. With respect to any such action or claim involving the Joint Patents, the Patent Committee shall confer on such matter, and shall discuss which Party shall have the first right to defend against such counterclaim, provided that unless the Patent Committee decides otherwise, [***] shall have the right, but not an obligation, to take all actions permitted under applicable Law with respect to such Joint Patents. [***] with respect to such response or defense against such counterclaim with respect to Joint Patents shall be [***].
9.5.3    Assistance. Each Party shall provide to the other Party all reasonable assistance requested by the other Party in connection with any action, claim or suit under this Section 9.5, including allowing such other Party reasonable access to the assisting Party’s files and documents and to the assisting Party’s personnel who may have possession of relevant information. In particular, the assisting Party shall promptly make available to the other Party all relevant information in its possession or control that it is aware would assist the other Party in responding to any such action, claim or suit. Any such cooperation by either Party with respect to Licensed Patents shall be [***] and the [***] for such [***] upon the [***]. [***] for Joint Patents shall be [***].
9.5.4    Notwithstanding anything to the contrary above, if the Option Expiration Date occurs, then thereafter, this Section 9.5 shall no longer apply with respect to Licensed Patents.
9.6    [***]. [***] shall be entitled to [***] to [***] pursuant to [***] by [***] of [***] for which it [***], [***] (collectively, “[***]”) in connection with any claims or actions contemplated by Section 9.4. For the sake of clarity, [***] shall have no right, pursuant to this Section 9.6, to [***] of [***] by [***] to [***] pursuant to [***].
9.1    Patent Listings. Following the License Effective Date, NHSc shall have the sole right to make all filings with Regulatory Authorities with respect to Licensed Patents in relation to any Product, including listings in the FDA’s “Orange Book” or “Purple Book”, listings under the national implementations of Article 10.1(a)(iii) of Directive 2001/EC/83, as amended, or other international equivalents; provided that NHSc shall consult with Codexis prior to making any such filing and consider Codexis’ comments on such filing in good faith.
ARTICLE 10
CONFIDENTIAL INFORMATION; PUBLICATIONS
10.1    Nondisclosure. Each Party agrees that during the Term and for a period of [***] thereafter, a Party (the “Receiving Party”) receiving Confidential Information of the other Party (the “Disclosing Party”) (or that has received any such Confidential Information from the other

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Party prior to the Effective Date) shall (i) maintain in confidence such Confidential Information using not less than the efforts such Receiving Party uses to maintain in confidence its own proprietary industrial information of similar kind and value, which shall be no less than a reasonable degree of care, (ii) not disclose such Confidential Information to any Third Party without the prior written consent of the Disclosing Party, except for disclosures expressly permitted below, and (iii) not use such Confidential Information for any purpose except those permitted by this Agreement (it being understood that this clause (iii) shall not create or imply any rights or licenses not expressly granted under Article 2 hereof). Each Party will promptly notify the other Party upon gaining Knowledge of any material use or disclosure of Confidential Information of the other Party not permitted pursuant to this Article 10. The Parties agree that any Proprietary Information (within the meaning of the Prior CDA) disclosed by the Parties or their Affiliates pursuant to the Prior CDA shall be Confidential Information within the meaning of, and shall be subject to, this Article 10.
10.1.1    Exceptions. The obligations in Section 10.1 shall not apply with respect to any portion of the Confidential Information that the Receiving Party may receive to the extent that such information:
(a)    is publicly disclosed by the Disclosing Party, either before or after it is disclosed to the Receiving Party hereunder;
(b)    was known to the Receiving Party or any of its Affiliates, without any obligation to keep it confidential or any restriction on its use, prior to disclosure by the Disclosing Party, and such prior knowledge can be properly documented by the Receiving Party;
(c)    is subsequently disclosed to the Receiving Party or any of its Affiliates by a Third Party lawfully in possession thereof and without any obligation to keep it confidential or any restriction on its use;
(d)    is published by a Third Party or otherwise becomes publicly available or enters the public domain, either before or after it is disclosed to the Receiving Party without the fault or cause of the Receiving Party; or
(e)    is independently developed by employees or contractors of the Receiving Party or any of its Affiliates without the aid, application or use of Confidential Information of the Disclosing Party, and such independent development can be properly documented by the Receiving Party.
10.2    Authorized Disclosure. The Receiving Party may disclose Confidential Information belonging to the Disclosing Party only to the extent such disclosure is reasonably necessary in the following instances:
(a)    to any relevant patent office in preparing, filing, prosecuting and maintaining patents in accordance with the provisions of Article 9;

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(b)    to Regulatory Authorities in order (i) to obtain authorizations to conduct Clinical Trials or post‑approval studies in relation to Product, or (ii) to file, obtain and maintain Regulatory Approvals in respect of Product, or (iii) to Develop, Commercialize or manufacture Product, in each case in accordance with this Agreement;
(c)    prosecuting or defending litigation or in establishing rights (whether through declaratory actions or other legal proceedings) or enforcing obligations under this Agreement;
(d)    subject to Section 10.4, complying with applicable Laws and regulations (including, without limitation, the rules and regulations of the Securities and Exchange Commission or any national securities exchange) and with judicial process, if in the reasonable opinion of the Receiving Party’s counsel, such disclosure is necessary for such compliance;
(e)    disclosure to its Affiliates, and to its (actual or potential) permitted sublicensees, acquirers or assignees under Section 14.3 and subcontractors (and their advisors) and to investment bankers, investors, lenders, accountants and legal advisors and each of the Parties’ respective directors, employees, contractors and agents, each of whom prior to disclosure must be bound by written obligations of confidentiality and non‑use no less restrictive than the obligations set forth in this Article 10; provided, however, that the Receiving Party shall remain responsible for any failure by any Person who receives Confidential Information pursuant to this Section 10.2(e) to treat such Confidential Information as required under this Article 10; and
(f)    to [***] who are [***] in order to [***], Product; provided, however, that, (i) in the case of any such disclosure prior to the [***], the [***] and (ii) in the case of any such disclosure by [***] after the [***], [***] such disclosure in writing and provided further that, prior to such disclosure, the [***] is bound by written obligations of confidentiality and non-use no less restrictive than the obligations set forth in this Article 10.
If and whenever any Confidential Information is disclosed in accordance with this Section 10.2, such disclosure shall not cause any such information to cease to be Confidential Information, except to the extent that such disclosure results in a public disclosure of such information (otherwise than by breach of this Agreement). Where reasonably possible and subject to Section 10.4 and other than pursuant to Section 10.2(e), the Receiving Party shall:
(a)    give the Disclosing Party reasonable advance notice of the Receiving Party’s intent to make such disclosure pursuant to this Section 10.2, to the extent practicable; and
(b)    provide reasonable cooperation to the Disclosing Party regarding the timing and content of such disclosure and regarding any action which the Disclosing Party may deem appropriate to protect the confidentiality of the information by appropriate legal means.

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10.3    Terms of this Agreement. The Parties acknowledge that the terms of this Agreement shall be treated as Confidential Information of both Parties.
10.4    Securities Filings. In the event either Party determines that it is required to file with the U.S. Securities and Exchange Commission (and/or the securities regulators of any state or other jurisdiction) a registration statement or any other disclosure document which describes any of the terms and conditions of this Agreement, such Party shall promptly notify the other Party of such intention. The Party required to make such filing shall provide [***] or such shorter period of time as may be required, under the circumstances, to comply with applicable Laws, including the rules and regulations of a securities exchange) prior to such filing (and any revisions to such portions of the proposed filing a reasonable time prior to the filing thereof), including any exhibits thereto relating to the terms and conditions of this Agreement. The Party required to file shall use Commercially Reasonable Efforts to obtain confidential treatment of the terms and conditions of this Agreement that such other Party requests be kept confidential, and shall only disclose Confidential Information which it is advised by legal counsel is legally required to be disclosed in order to comply. No such notice shall be required under this Section 10.4 if and to the extent that the specific information contained in the proposed filing has previously been included in any previous filing or disclosure made by either Party hereunder pursuant to this Article 10, or is otherwise approved in advance in writing by the other Party.
10.5    Publications.
10.5.1    While the JSC remains in effect, all publications, and other forms of public disclosure such as abstracts and presentations, of results of studies carried out under this Agreement or otherwise relating to Product (each of the foregoing, a “Publication”) will comply with the strategy, if any established by the JSC. Except as permitted under Section 10.2, no Publications by either Party will contain the Confidential Information of the other Party without the other Party’s advance written consent.
10.5.2    Prior to the License Effective Date, Codexis may submit for publication, publish or present a Publication to any Third Party only with NHSc’s prior written consent, except to the extent any Publication is required by applicable Laws or rules and regulations of a securities exchange. Codexis may submit any such Publication to NHSc for review and comment thereon (subject to Section 10.5.4) at least [***] prior to its intended submission for publication or presentation. NHSc shall provide Codexis with written confirmation that NHSc is consenting to, or withholding consent to, such Publication within [***] after receipt of such Publication, and for any Publication submitted to it by Codexis to which NHSc so consents, NHSc shall provide its comments (if any) thereon within such [***] period. Prior to the License Effective Date, NHSc shall have no right to submit for publication, publish or present a Publication.
10.5.3    After the License Effective Date, the following shall apply, subject to Section 10.5.4: Neither Party nor their Affiliates may submit for publication, publish or present a Publication without the opportunity for prior review by the other Party, and for any Publication proposed by Codexis, consent by NHSc, in each case except to the extent required by applicable Laws or rules and regulations of a securities exchange. A Party seeking, or whose Affiliate is seeking, to submit, publish, or present a Publication shall provide the other Party the opportunity to review and comment

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on the proposed Publication at least [***] prior to its intended submission for publication or presentation. The other Party shall provide the Party seeking, or whose Affiliate is seeking, to publish or present with its comments in writing, if any, within [***] after receipt of such proposed Publication. If the other Party fails to provide its comments to the Party seeking, or whose Affiliate is seeking, to publish or present with its comments, or if NHSc fails to provide its written consent to Codexis, as applicable, within the foregoing [***] period, the other Party shall be deemed not to have any comments, and subject to Section 10.5.4, the Party seeking, or whose Affiliate is seeking, to publish or present shall be free to submit such Publication in accordance with this Section 10.5 after the [***] period has elapsed. Notwithstanding the foregoing, NHSc’s obligations under this Section 10.5.3 shall end upon payment of the final Milestone Payment contemplated by Section 7.3.3.
10.5.4    The Party seeking, or whose Affiliate is seeking, to publish or present shall provide the other Party a copy of the Publication at the time of the submission or presentation, as applicable. Each Party agrees to acknowledge the contributions of the other Party and its Affiliates and their employees in all Publications, as scientifically appropriate. The Party seeking, or whose Affiliate is seeking, to publish, or present shall consider in good faith any comments thereto provided by the other Party and shall comply with the other Party’s request to remove any and all of such other Party’s Confidential Information from the proposed Publication. In addition, the Party seeking, or whose Affiliate is seeking, to publish, or present shall delay the submission for a period of up to [***] in the event that the other Party can demonstrate reasonable need for such delay in order to prepare and file a patent application for which it has prosecution control pursuant to this Agreement.
10.6    Return of Confidential Information. Upon termination of this Agreement, any and all Confidential Information possessed in a tangible form by a Receiving Party, its Affiliates, sublicensees or subcontractors and belonging to a Disclosing Party shall, upon written request, be returned or destroyed to the extent practicable, except to the extent necessary to practice rights and licenses surviving such termination, with written confirmation of such destruction, provided, however, that a Party may retain one (1) copy of any Confidential Information solely for archival purposes. Notwithstanding the Receiving Party’s return or destruction of Confidential Information, the Receiving Party shall continue to be bound by its obligations of confidentiality and non-use under this Agreement.
10.7    Previously Disclosed Confidential Information. Promptly following the Effective Date, to the extent that Codexis has heretofore, as of the Effective Date, disclosed Confidential Information relating to the Specified Compounds to Third Parties for the purpose of evaluating, or as part of any discussions regarding, any potential transaction involving the acquisition or licensing of any Specified Compound, Codexis shall use Commercially Reasonable Efforts to exercise any rights it may have, pursuant to and subject to the terms of confidentiality, non-disclosure or similar agreements with such Third Parties, to cause such Third Parties to return to Codexis or destroy such Confidential Information.
ARTICLE 11
INDEMNIFICATION; LIABILITY LIMITATIONS; WAIVER

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11.1    Indemnification of NHSc. Subject to Section 11.3, Codexis shall indemnify, defend and hold harmless NHSc and its Affiliates and each of their officers, directors, shareholders, employees, successors and permitted assigns from and against all Third Party Claims, and pay all associated Losses, arising out of (i) any violation of applicable Law in connection with the Development, Manufacture, use, handling, storage or disposition of the Compounds or any Product by Codexis, its agents, subcontractors or sublicensees (other than NHSc, its Affiliates or sublicensees) prior to the License Effective Date or, if the Option Expiration Date occurs, during the Term, (ii) any breach by Codexis of any of its representations, warranties or covenants under this Agreement, or (iii) any personal injury, death or property damage or other Third Party Claim resulting from the Development, Manufacture, use, handling, storage, or disposition of the Compounds or any Product by Codexis, its Affiliates, its agents, subcontractors or sublicensees (other than NHSc, its Affiliates or sublicensees) prior to the License Effective Date or, if the Option Expiration Date occurs, during the Term. Notwithstanding the preceding sentence, Codexis shall have no obligation with respect to Third Party Claims or associated Losses to the extent they are subject to NHSc’s indemnification obligations pursuant to Section 11.2 or to the extent otherwise attributable to any of the circumstances set forth in clauses (i) through (iii) thereof.
11.2    Indemnification of Codexis. Subject to Section 11.3, NHSc shall indemnify, defend and hold harmless Codexis and its Affiliates and each of their officers, directors, shareholders, employee’s, successors and permitted assigns from and against all Third Party Claims, and pay all associated Losses, to the extent arising out of (i) any violation of applicable Law in relation to the Development, Commercialization, Manufacture, use, handling, storage, marketing, sale, distribution or other disposition of the Compounds or any Product by NHSc, its agents, subcontractors or sublicensees after the License Effective Date, (ii) any breach by NHSc of any of its representations, warranties or covenants under this Agreement, or (iii) any personal injury, death or property damage or other Third Party Claim resulting from the Development, Commercialization, Manufacture, use, handling, storage, marketing, sale, distribution or other disposition of the Compounds or any Product by NHSc, its Affiliates, its agents, subcontractors or sublicensees after the License Effective Date. Notwithstanding the preceding sentence, NHSc shall have no obligation with respect to Third Party Claims or associated Losses to the extent they are subject to Codexis’ indemnification obligations pursuant to Section 11.1 or to the extent otherwise attributable to any of the circumstances set forth in clauses (i) through (iii) thereof.
11.3    Procedure for Indemnification.
11.3.1    Notice. Each Party (“Indemnified Party”) will notify promptly the other Party (“Indemnifying Party”) in writing if it becomes aware of a Claim (actual or potential) by any Third Party or any proceeding commenced by a Third Party (including any investigation by a Governmental Authority) (any of the foregoing, a “Third Party Claim”) for which indemnification may be sought and will give such related information as the Indemnifying Party shall reasonably request; provided, however, that no failure or delay in giving such notice shall limit the Indemnified Party’s right to indemnification hereunder except to the extent that the Indemnifying Party is prejudiced thereby.

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11.3.2    Defense of Claim. The Indemnifying Party shall defend or control the defense of Third Party Claims. The Indemnifying Party shall be responsible for satisfying and discharging any award made to or settlement reached with the Third Party pursuant to the terms of this Agreement. The Indemnifying Party shall retain counsel reasonably acceptable to the Indemnified Party (such acceptance not to be unreasonably withheld, refused, conditioned or delayed) to represent the Indemnified Party and shall pay the fees and expenses of such counsel related to such proceeding. In any such proceeding, the Indemnified Party shall have the right to participate in, but not control, the defense of such proceeding at its own cost and expense, and shall have the right to retain its own counsel, at its own cost and expense. Neither Party shall settle any Third Party Claim without the prior written consent of the other Party, which consent shall not be unreasonably withheld, refused, conditioned or delayed. The Indemnified Party shall cooperate in all reasonable respects in the defense of such Third Party Claim, as requested by the Indemnifying Party. The Indemnifying Party shall not, without the written consent of the Indemnified Party (which consent shall not be unreasonably withheld, refused, conditioned or delayed), effect any settlement of any such Third Party Claim, unless such settlement includes an unconditional release of the Indemnified Party from all liability on such Claims. Notwithstanding the foregoing, if the Indemnifying Party notifies the Indemnified Party in writing that it does not intend to assume the defense of any Third Party Claim subject to indemnification hereunder in accordance with the foregoing or fails to assume the defense of any Third Party Claim at least [***] before any deadline the passing of which could adversely affect the outcome without responsive action by or on behalf of the Indemnified Party (or, if the Indemnifying Party receives less than [***] notice of such deadline, if it fails to assume such defense as soon as practicable following receipt of notice), the Indemnified Party shall have the right to assume and control such defense and shall have the right to settle or compromise the same without the Indemnifying Party’s consent, and the fees and expenses incurred by the Indemnified Party in connection therewith, including its reasonable legal fees and expenses, will be included in the indemnifiable Losses in connection with such Third Party Claim.
11.4    Insurance. During the Term of this Agreement, the Parties shall [***] at [***], an [***] to [***] and [***] and upon such terms (including [***]) as are [***] in such Party’s territory. The Party maintaining any [***] shall [***] is [***] and shall [***] to the [***].
11.5    LIMITATION OF LIABILITY; WAIVER OF IMPLIED WARRANTIES.
11.5.1    EXCEPT FOR (I) A BREACH OF ARTICLE 10 AND (II) CLAIMS OF A THIRD PARTY THAT ARE SUBJECT TO INDEMNIFICATION UNDER SECTION 11.1 AND SECTION 11.2, NEITHER PARTY SHALL BE LIABLE TO THE OTHER PARTY WITH RESPECT TO ANY SUBJECT MATTER OF THIS AGREEMENT, WHETHER UNDER ANY CONTRACT, TORT (INCLUDING NEGLIGENCE AND STRICT LIABILITY) OR OTHER LEGAL OR EQUITABLE THEORY, FOR ANY INCIDENTAL, INDIRECT, SPECIAL, EXEMPLARY, PUNITIVE, OR CONSEQUENTIAL DAMAGES (INCLUDING WITHOUT LIMITATION LOST PROFITS, LOSS OF USE, DAMAGE TO GOODWILL, OR LOSS OF BUSINESS), IRRESPECTIVE OF WHETHER THAT PARTY HAS BEEN ADVISED OF OR MIGHT HAVE ANTICIPATED THE POSSIBILITY OF SUCH LOSS OR DAMAGE.

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11.5.2    THE PARTIES ACKNOWLEDGE AND AGREE THAT THE REPRESENTATIONS AND WARRANTIES OF THE PARTIES EXPRESSLY SET FORTH IN THIS AGREEMENT ARE THE EXCLUSIVE REPRESENTATIONS AND WARRANTIES OF THE PARTIES WITH RESPECT TO THE SUBJECT MATTER OF THIS AGREEMENT AND ARE IN LIEU OF ANY IMPLIED REPRESENTATIONS AND WARRANTIES, WITH RESPECT TO THE SUBJECT MATTER OF THIS AGREEMENT.
ARTICLE 12
TERM AND TERMINATION
12.1    Effectiveness; Term. This Agreement is binding and effective as of the Effective Date and shall continue in force from and after the Effective Date and expire (i) if the Option Exercise occurs, upon the expiration of all of NHSc’s payment obligations under this Agreement, and (ii) if Option Exercise does not occur, upon the first to occur of the date that is five (5) years after the Effective Date, or the date on which NHSc and Codexis have entered into definitive agreements pursuant to Section 2.4 under which NHSc has obtained licenses under two (2) separate ROFN Compounds, unless this Agreement is earlier terminated in accordance with the terms hereof or by mutual written agreement of the Parties (the “Term”). If this Agreement expires in accordance with clause (i) of this Section 12.1, the license granted to NHSc hereunder shall remain in effect and shall thereupon become fully-paid, irrevocable and perpetual.
12.2    Termination Rights.
12.2.1    Termination by NHSc for Serious Safety Issue. NHSc shall have the right to terminate this Agreement upon [***] prior written notice to Codexis in the event that NHSc reasonably determines that a Compound or Product that is being Developed, Commercialized or Manufactured by NHSc or its Affiliates or sublicensees poses a serious safety or public health risk or concern, as demonstrated by clinically relevant and documented events; provided that the Parties shall, promptly after Codexis’ receipt of such notice, commence discussions of and require the Parties to engage in an orderly process in which to wind down the Parties’ activities with respect to the Compounds and Product in compliance with applicable Laws, and further provided that such termination right shall lapse in relation to any such issue if not exercised within [***] following the date on which such issue is identified by NHSc or NHSc is given written notice thereof which includes sufficient details to enable NHSc to reasonably evaluate the severity of such issue. Notwithstanding any longer period prior to termination specified in NHSc’s written notice under this Section 12.2.1, this Agreement will terminate automatically [***] from the date Codexis receives NHSc’s written notice to Codexis. Anything to the contrary notwithstanding, after providing notice of termination pursuant to this Section 12.2.1, NHSc shall not be deemed to be in breach of or in non-compliance with this Agreement based upon its taking or failing to take (or its sublicensees’ or subcontractors’ taking or failing to take) any action in respect of or in relation to the applicable Compound(s) or any Product(s) that it is reasonably necessary or prudent in order to protect patient health and safety or prevent personal injury following notice of any such safety or public health issue.
12.2.2    Insolvency. Either Party shall have the right to terminate this Agreement in its entirety upon immediate written notice if the other Party (i) files for protection under bankruptcy

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or insolvency laws, (ii) makes an assignment for the benefit of creditors, (iii) appoints or suffers appointment of a receiver or trustee over substantially all of its property that is not discharged within [***] after such filing, (iv) proposes a written agreement of composition or extension of its debts, (v) proposes or is a party to any dissolution or liquidation, (vi) files a petition under any bankruptcy or insolvency act relating to bankruptcy, insolvency, reorganization, winding-up, or composition or readjustment of debts or has any such petition filed against that is not discharged within [***] of the filing thereof, (vii) commences a voluntary case under the Bankruptcy Code of any country, (viii) fails to controvert in a timely and appropriate manner, or acquiesce in writing to, any petition filed against it in any involuntary case under the Bankruptcy Code of any country, (ix) takes any corporate action for the purpose of effecting any of the foregoing, (x) has a proceeding or case commenced against it in any court of competent jurisdiction, seeking (A) its liquidation, reorganization, dissolution or winding-up, or the composition or readjustment of its debts, (B) the appointment of a trustee, receiver, custodian, liquidator or the like of all or any substantial part of its assets, or (C) similar relief under the Bankruptcy Code of any country, or an order, judgment or decree approving any of the foregoing is entered and continues unstayed for a period of [***], or (xi) has an order for relief against it entered in an involuntary case under the Bankruptcy Code of any country.
12.2.3    Termination for Material Breach.
(a)    Breach. Subject to Section 12.2.3(b) below, a Party shall have the right to terminate this Agreement, upon delivery of written notice to the other Party in the event of any material breach by such other Party of this Agreement, provided that such breach has not been cured within [***] after written notice thereof is given by the terminating Party specifying the nature of the alleged material breach in reasonable detail. Notwithstanding the foregoing, if such material breach, by its nature cannot be cured within the foregoing cure period or is incurable, but the consequences of such breach can be reasonably alleviated but not within the foregoing cure period, then such cure period shall be extended if, prior to the end of the initial [***] cure period, the non‑terminating Party provides a reasonable written plan for curing or reasonably alleviating the consequences of such material breach and thereafter uses Commercially Reasonable Efforts to cure or alleviate such material breach in accordance with such written plan; provided that no such extension shall exceed [***] after the end of the initial [***] cure period without the consent of the terminating Party.
(b)    Disputed Breach. If a Party disputes in good faith (i) the existence or materiality of a material breach specified in a notice provided by the other Party pursuant to Section 12.2.3(a), (ii) any assertion by the other Party that such Party has failed to cure or reasonably alleviate any such material breach, or (iii) any assertion by the other Party that such Party has failed to use its Commercially Reasonable Efforts to cure or reasonably alleviate any such material breach in accordance with any relevant written plan, and, in each case, such Party provides notice to the other Party of such dispute within the applicable cure period, the other Party shall not have the right to terminate this Agreement, unless and until the existence of such material breach or failure by such Party has been determined in accordance with Article 13. It is understood and acknowledged that, subject to Section 12.3,

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during the pendency of such a dispute, all of the terms and conditions of this Agreement shall remain in effect and the Parties shall continue to perform all of their respective obligations hereunder, except that any payments due under this Agreement that are the subject of such dispute (if applicable) may be withheld to the extent they are in dispute until the arbitrator determines pursuant to Section 13.2 that such payments are to be paid by one (1) Party to the other Party.
12.2.4    Termination by NHSc for Convenience. At any time after the [***] of the Effective Date, NHSc may terminate this Agreement for any reason or no reason upon [***] prior written notice to Codexis. Notwithstanding any longer period prior to termination specified in NHSc’s written notice under this Section 12.2.4, this Agreement will terminate automatically [***] from the date Codexis receives NHSc’s written notice. During such [***] notice period, except as the Parties may otherwise agree, NHSc will continue to perform its obligations under this Agreement; provided that NHSc will not be obligated to commence any new Clinical Trial and further provided that once NHSc completes its applicable obligations under Section 12.3.2, NHSc will be relieved from any further obligations with respect to such activities.
12.2.5    Termination for Patent Challenge by NHSc. Codexis shall have the right to terminate this Agreement immediately upon written notice if NHSc or its Affiliate challenges in a court of competent jurisdiction, the validity, scope or enforceability of, or otherwise opposes, any Patent covering the Compounds included in the Licensed Patents in the Territory (other than in connection with NHSc’s or its Affiliate’s defense of any claim brought against it that is not a claim by Codexis that NHSc’s or its Affiliate’s Exploitation of the Licensed Patents is outside the scope of the license granted hereunder) and fails to withdraw or rescind such challenge or opposition within [***] after written notice from Codexis. If a sublicensee of NHSc or its Affiliate challenges the validity, scope or enforceability of or otherwise opposes any Patent covering the Compounds included in the Licensed Patents in the Territory under which such sublicensee is sublicensed (other than in connection with such sublicensee’s defense of any claim brought against it that is not a claim by Codexis that such sublicensee’s Exploitation of the Licensed Patents is outside the scope of the permitted sublicenses hereunder) and fails to withdraw or rescind such challenge or opposition within [***] after written notice from Codexis to NHSc, NHSc shall, within [***] after such written notice from Codexis, terminate such sublicense. NHSc and its Affiliates shall use reasonable efforts to include provisions in all agreements under which a Third Party obtains a license under any Patent covering the Compounds included in the Licensed Patents providing that, if the sublicensee challenges the validity or enforceability of or otherwise opposes any such Patent under which the sublicensee is sublicensed in the manner contemplated in this Section 12.2.5, then NHSc or such Affiliate may terminate such sublicense agreement with such sublicensee, and NHSc or such Affiliate shall, upon request by Codexis, enforce such right if such sublicensee breaches such restriction and fails to cure such breach by withdrawing or rescinding such challenge or opposition within the time period contemplated by this Section 12.2.5.
12.3    Effect of Termination.
12.3.1    Milestone Payments. Except as set forth in Section 12.3.3(d), in the event of any termination of this Agreement by either Party pursuant to Section 12.2, NHSc shall not be

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obligated to make any Milestone Payment that would otherwise be owing in respect of any Milestone Event achieved after the terminating Party notifies the other Party in writing of its intention to so terminate; provided, however, that if this Agreement is not ultimately terminated pursuant to such notice, any such Milestone Payments that would have become due following such notice shall be due and payable at such time as it is determined that such termination shall not occur.
12.3.2    Termination by Codexis or by NHSc under Sections 12.2.1 or 12.2.4. Within [***] after NHSc’s receipt of a notice of termination by Codexis, or Codexis’ receipt of a notice of termination by NHSc under Sections 12.2.1 or 12.2.4, the Parties will agree upon a transition plan to coordinate their obligations under this Section 12.3.2 in an efficient manner. Upon the effectiveness of any termination of this Agreement by Codexis, or by NHSc pursuant to Sections 12.2.1 or 12.2.4, all rights and licenses granted to NHSc in respect of the Licensed Patents and Licensed Know-How pursuant to Article 2 shall terminate, all rights of NHSc under the Licensed Patents and Licensed Know-How shall revert to Codexis, and NHSc shall cease all use of the Licensed Patents and Licensed Know-How; and the following shall apply:
(a)    If such termination is effective after the [***]: (i) to the extent that [***] or its Affiliates [***] for [***], all of [***] and its Affiliates’ [***] be [***] and/or [***] or its designee; (ii) [***], to the extent [***], as [***] as of the [***], and [***] and its Affiliates’ [***], [***] to [***] or its designee; and (iii) [***] or its Affiliates and [***] that are [***], and [***] and its Affiliates’ [***], shall at [***] option be [***] to [***] or its designee, to the extent permissible pursuant to the terms thereof;
(b)    subject to Section 12.3.1, [***] to [***], or that [***], [***] to the [***] of [***] shall [***]; but (except as otherwise expressly provided herein) [***] based on [***] the [***] of such [***];
(c)    If such termination is effective after the License Effective Date and NHSc or its Affiliates own or control any inventory of any Product suitable for use or sale in the Territory, NHSc shall notify Codexis in writing and Codexis shall have the right (but not the obligation) to purchase Product from NHSc at a price [***], except that NHSc shall be entitled to retain such quantity of Product as it requires in order to (x) [***] and (y) [***] from a [***] entered into by NHSc or any of its Affiliates prior to the date of termination. NHSc, if requested by Codexis, shall use reasonable efforts to cause its sublicensees to sell any inventory of Product they may own or control to Codexis in accordance with and subject to the foregoing terms. For the avoidance of doubt, the [***] by NHSc or any of its Affiliates to any [***] following the date of termination in [***] of [***] for [***] from that [***] entered into by NHSc prior to the date of termination shall not constitute a breach of this Agreement or an infringement of any intellectual property rights Controlled by Codexis (provided [***] in respect thereof as provided in this Agreement);
(d)    If such termination is effective after the [***], [***] shall [***] (or, if applicable, cause its Affiliate [***]) to [***] all of [***] (and such Affiliates’) [***] and to [***], [***] or [***] that is [***] to [***], [***], except that, other than in the case of [***] by [***] pursuant to [***], [***] shall [***] with respect to [***] by [***] in connection with (i) [***] any [***] of the same [***], and (ii) such [***];

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(e)    If such termination is effective after the [***], [***] shall [***] to [***] an [***], with [***], under all [***] and [***] by [***] or its Affiliates as of the [***] that, [***] the [***] in this Section 12.3.2(e), would be [***] by the [***] in any [***] in the [***] then [***] by [***] or its Affiliate, to [***] in the [***] any [***] being [***] by [***] or its Affiliate as of the [***];
(f)    [***] shall [***] to [***] an [***], with the [***], under all [***] in the [***] to [***] in the [***] any [***] then being [***] by [***] or its Affiliate as of the [***];
(g)    NHSc will transfer to Codexis or, upon election of Codexis, destroy all Product Literature, samples and other sales or sales training materials in the possession of NHSc and its sales representatives and sales management as promptly as practical after the date of termination;
(h)    If such termination is effective after the License Effective Date, subject to Section 12.2.1, to the extent permissible pursuant to applicable Laws, NHSc shall transition all Development, Commercialization and other activities undertaken by NHSc and its Affiliates hereunder to Codexis or Codexis’ designee and shall use Commercially Reasonable Efforts to cause to be transitioned any such activities undertaken by any of NHSc’s sublicensees. Notwithstanding the foregoing, NHSc shall only transition any ongoing Development activities undertaken by NHSc or its Affiliates or sublicensees hereunder to Codexis or its designee upon Codexis’ written notice to NHSc that Codexis or its designee intends to continue such Development following the effective time of such termination;
(i)    the Parties will use Commercially Reasonable Efforts to complete all transfer and transition activities required in this Section 12.3.2 within [***] of the effective date of such termination pursuant to Section 12.2.1 or 12.2.4, as applicable;
(j)    the Parties shall [***] the provisions of this Section 12.3.2, provided, however, that [***] following a [***] pursuant to [***]; and
(k)    Nothing contained in this Section 12.3.2 shall [***] to [***] pursuant to [***] under this Agreement.
12.3.3    Other Termination by NHSc. Upon termination of this Agreement by NHSc, other than pursuant to Section 12.2.1 or 12.2.4:
(a)    If such termination occurs after Option Exercise, from and after the License Effective Date, the license granted to NHSc pursuant to Section 2.2 shall continue in full force and effect in perpetuity;
(b)    If such termination occurs before Option Exercise and prior to the Option Expiration Date, Codexis shall continue to perform its obligations hereunder with respect to the Initial Compound until the first to occur of the License Effective Date or the Option Expiration Date, as set forth in this Section 12.3.3(b), regardless of whether or not the Option

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Trigger has occurred. If NHSc terminates this Agreement other than pursuant to Section 12.2.1 or 12.2.4, then (i) the Option Trigger Date shall be deemed to have occurred upon the effective date of such termination and the terms of Sections 2.1.1 and 2.1.2 shall apply, mutatis mutandis, with the Option Trigger deemed to have occurred upon the effective date of such termination and (ii) the Option Expiration Date shall in no event occur prior to the date that is [***] after the occurrence of conditions for the Option Trigger specified in clauses (i) and (ii) of Section 2.1.1 are met.  Codexis shall promptly after the effective date of such termination provide to NHSc all documentation and information within its Control and reasonably requested by NHSc relating to the Development of the Compounds. If NHSc exercises the Option prior to the Option Expiration Date (as determined in Section 2.2.1 and this Section 12.3.3(b)), the license granted to NHSc pursuant to Section 2.2 shall continue in full force and effect in perpetuity, and the [***] in [***] to [***] upon the [***] shall be reduced by [***] of the [***].
(c)    To the extent not completed prior thereto, Codexis shall remain obligated to perform its obligations pursuant to Article 5 (i) following effectiveness of termination, to the extent the termination is effective after the License Effective Date and (ii) from and after the License Effective Date, to the extent the termination is effective after the License Effective Date;
(d)    NHSc shall make any Milestone Payments contemplated by Section 7.3.4 that become payable after the effective date of termination, but the amount of any such Milestone Payments shall be reduced by [***].
(e)    Royalties payable to Codexis pursuant to Section 7.4, with respect to Net Sales of the Products from and after the effective date of termination shall be reduced by [***].  Sections 7.5 through 7.11 shall apply to all such royalties payable pursuant to this Section 12.3.3(e); and
(f)    Nothing contained in this Section 12.3.3 shall limit NHSc’s rights to pursue damages pursuant to a claim under this Agreement. In addition, without limiting any rights NHSc may have to pursue damages pursuant to a claim hereunder, [***] pursuant to this Agreement after the effective date of such termination [***] which [***] pursuant to [***] pursuant to Section 13.2 or pursuant to [***] (in each case, subject to the preceding sentence).
12.4    Further Effects of Termination. If this Agreement is terminated as provided in Section 12.2, this Agreement shall thereafter become void and have no effect, provided that (i) the following provisions hereof shall survive any such termination and remain in full force and effect in accordance with the terms thereof: Articles 1, 7, 13 and 14 and Sections 2.3, 3.7, 9.1, 9.2 (only to the extent relating to Joint Patents), 10.1-10.4, 10.6, 11.1-11.3, 11.5, the final sentence of Section 12.2.1 (to the extent such termination is pursuant to such Section), and Sections 12.3, 12.4 and 12.5; (ii) if such termination is by NHSc other than pursuant to Section 12.2.1 or Section 12.2.4, the following provisions (in addition to those specified in the foregoing clause (i) of this Section 12.4) shall survive such termination and remain in full force and effect in accordance with the terms thereof: Article 5, Section 2.1 (subject to and in accordance with Section 12.3.3(b)), Section 2.2.1 and Sections 2.2.3, 2.2.4, 2.2.5, 2.4, 4.1.1, 4.2, 4.3.2, 4.5, 4.6, 4.7, 4.9, 6.1, and 9.2-9.7; (iii) such

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termination shall not relieve either Party of any obligation, or deprive either Party from any benefit, accruing prior thereto, and (iv) such termination shall be without prejudice to the rights and remedies of any party with respect to any antecedent breach of the provisions of this Agreement.
12.5    Bankruptcy. All rights and licenses granted under or pursuant to this Agreement by Codexis or NHSc are, and shall otherwise be deemed to be, for purposes of Section 365(n) of the Bankruptcy Code of the United States (or the corresponding provision of any applicable bankruptcy laws of any other country or competent Governmental Authority, as applicable), licenses of right to “intellectual property” as defined under Section 101 of the Bankruptcy Code of the United States (or the corresponding provision of any applicable bankruptcy laws of any other country or competent Governmental Authority, as applicable). The Parties agree that the Parties, as licensees of such rights under this Agreement, shall retain and may fully exercise all of their rights and elections under the Bankruptcy Code. The Parties further agree that, in the event of the commencement of a bankruptcy proceeding by or against either Party under the Bankruptcy Code, the Party hereto that is not a Party to such proceeding shall be entitled to a complete duplicate of (or complete access to, as appropriate) any such intellectual property and all embodiments of such intellectual property, which, if not already in the non-subject Party’s possession, shall be promptly delivered to it (i) upon any such commencement of a bankruptcy proceeding upon the non-subject Party’s written request therefor, unless the Party subject to such proceeding elects to continue to perform all of its obligations under this Agreement or (ii) if not delivered under (i) above, following the rejection of this Agreement by or on behalf of the Party subject to such proceeding upon written request therefor by the non-subject Party.
ARTICLE 13
DISPUTE RESOLUTION
13.1    Elevation of Issues for Resolution.
13.1.1    In the event the Parties or their representatives are unable to agree upon (i) any matter properly coming before the JSC or any subcommittee or subgroup thereof, which neither Party has the right to decide in its sole discretion, or (ii) any other dispute or disagreement between the Parties arising from or in connection with this Agreement, the construction hereof, or the rights, duties or liabilities of either Party hereunder (each of the disputes described in (i) and (ii), a “Dispute”), the Parties shall endeavor to resolve such Dispute in accordance with the terms of this Section 13.1. Upon the receipt of a written notice from one (1) Party to the other Party of the Dispute (the “Notice of Dispute”), except as otherwise provided in Section 9.2.2, authorized representatives of the Parties, each with authority to settle the Dispute, shall endeavor to discuss their respective positions and attempt to resolve the Dispute. In connection with such discussion, the Parties may agree to confer with [***] mutually acceptable independent Third Party experts having expertise in the relevant subject matter and both Parties shall consider in good faith the views of such Third Party(ies). If for any reason a written agreement signed by both Parties is not reached within [***] of the Notice of Dispute, the Parties shall promptly refer the Dispute to, as appropriate and except as otherwise provided in Section 9.2.2, for Codexis, [***] and, for NHSc, [***] (the “Senior Officers”), depending on the subject matter of the Dispute, which Senior Officers will have authority to settle the Dispute and shall be charged with resolving such Dispute. If for any reason a written

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agreement signed by both Parties has not been reached within [***] after submission to the Senior Officers of such Dispute, the Parties shall promptly refer such Dispute to the [***] for resolution.
13.1.2    If such Dispute is not resolved by the Parties’ [***] within [***] after the date the Dispute is referred to them, then the Dispute shall be submitted to nonbinding mediation as follows: Parties will exchange initial lists of up to [***] potential mediators within [***] after expiration of such [***] period. The Parties will endeavor for [***] to agree on one (1) mediator from such lists. If the Parties are unable to agree on such mediator within such period, a mediator will be selected in accordance with the Judicial Arbitration and Mediation Services (the “JAMS”) rules governing mediation within [***] after the end of such [***] period. Such mediator shall convene, conduct and complete the mediation with the Parties within [***] after such mediator is so chosen. The Parties shall [***]. Any mediator shall have at least [***] experience in mediating or arbitrating cases in the bio-pharmaceutical industry and regarding the same or substantially similar subject matter as the Dispute between Codexis and NHSc, and shall be independent and have no prior or then-current personal or professional relationship, directly or indirectly, with either Party.
13.2    Arbitration. Any Dispute that is not resolved by an executed written agreement of the Parties in accordance with Section 13.1 or any Dispute about a Party’s proper use of its casting vote in accordance with Section 3.4, as well as any related claims or other disputes arising out of or in connection with this Agreement including any question regarding its existence, validity or termination, whether for breach of contract, tortious conduct or otherwise and whether predicated on common law, statute or otherwise (collectively, the “Related Claims”), shall be referred to and finally resolved by arbitration under the London Court of International Arbitration (the “LCIA”) rules (the “Rules”), which Rules are deemed to be incorporated by reference into this clause. The number of arbitrators shall be one (1), who shall be appointed in accordance with the Rules and shall be experienced in the application of New York law. The seat or legal place of arbitration shall be London, England. The language to be used in the arbitral proceedings shall be English.
(a)    Within [***] after the appointment of the arbitrator by the LCIA, the arbitrator and the Parties shall meet, and each Party shall provide to the arbitrator a written summary of: (1) all issues within the scope of the Dispute and any Related Claims; (2) such Party’s position on each such issue; and (3) such Party’s proposed ruling on the merits of each such issue. The arbitrator shall set a date for a hearing, which shall be no later than [***] after the appointment of the arbitrator by the LCIA, for the presentation of evidence and legal arguments concerning each of the issues identified by the Parties; provided, however, that the Parties may jointly agree in writing to extend the foregoing deadlines, or the arbitrator may unilaterally extend this deadline if he or she determines in his or her sole discretion that this is required in the interests of justice.
(b)    The arbitrator shall use his or her best efforts to rule on each disputed issue within [***] after the completion of the hearing described in Section 13.2(a); provided, however, that the Parties may jointly agree in writing to extend the foregoing deadlines, or the arbitrator may unilaterally extend this deadline if he or she determines in his or her sole discretion that this is required in the interests of justice. Nothing contained herein shall be construed to permit the arbitrator to: (i) award any indirect, punitive, special, consequential,

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exemplary or any other similar damages; or (ii) to decide or rule on any issue or other matter that is not clearly with the scope of the Dispute and any Related Claims.
(c)    The arbitration proceedings, the facts and circumstances surrounding the underlying dispute, and any awards issued by the arbitrator shall be kept confidential by the Parties, and the Parties shall work with the arbitrator to take such steps as are reasonably necessary to preserve the confidentiality thereof, except to the extent otherwise required by applicable Law.
(d)    The arbitrator shall have the power to grant any remedy or relief that he or she deems just and equitable, including but not limited to injunctive relief, whether interim and/or final, and any provisional measures ordered by the arbitrator may be enforced by any court of competent jurisdiction. Notwithstanding the foregoing, nothing in this Agreement shall prevent either party from seeking any provisional/preliminary relief (including, but not limited to, injunctions, attachments or other such orders in aid of arbitration) from any court of competent jurisdiction, and any such application to a court for provisional/preliminary relief shall not be deemed incompatible with the agreement to arbitrate or a waiver of the right to arbitrate.
(e)    Any award rendered by the arbitrator shall be final and binding on the Parties, and each Party hereto waives to the fullest extent permitted by law any right it may otherwise have under the laws of any jurisdiction to any form of appeal of, or collateral attack against, such award. Judgment upon any awards rendered by the arbitrator may be entered in any court having jurisdiction thereof, including any court having jurisdiction over any of the parties or their assets.
(f)    Notwithstanding anything in this Article 13, any dispute to determine the validity or infringement of a Party’s patent rights or other issues relating solely to the validity or infringement of a Party’s intellectual property rights (but excluding, in any event, disputes relating to royalties or other amounts payable hereunder, whether or not involving questions of infringement or validity) shall be submitted exclusively to the courts in the jurisdiction of the relevant patent or intellectual property right, and the Parties hereby consent to the jurisdiction of such courts.
ARTICLE 14
MISCELLANEOUS
14.1    Severability. If and to the extent that any provision (or any part thereof) of this Agreement is held to be invalid, illegal or unenforceable, in any respect in any jurisdiction, the provision (or the relevant part thereof) shall be considered severed from this Agreement and shall not serve to invalidate the remainder of such provision or any other provisions hereof. The Parties shall make a good faith effort to replace any invalid, illegal or unenforceable provision (or any part thereof) with a valid, legal and enforceable provision such that the objectives contemplated by the Parties when entering this Agreement may be realized.

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14.2    Notices. Any notice required or permitted to be given by the Parties pursuant to this Agreement shall be in writing and shall be (i) delivered by hand, (ii) delivered by overnight courier with tracking capabilities, (iii) mailed postage prepaid by first class, registered or certified mail, or (iv) transmitted by facsimile or electronic mail, with confirmation copy by mail as provided in (iii), and in each case addressed to the recipient Party as set forth below, unless changed by notice so given:
If to NHSc:
Nestec Ltd.
Avenue Nestlé 55
1800 Vevey
Switzerland
Attention: [***]
with a copy to:
Mayer Brown LLP
1221 Avenue of the Americas
New York, NY 10020
Attention:     [***]
        [***]
If to Codexis:
Codexis, Inc.
200 Penobscot Drive
Redwood City, CA 94063
Attention: [***]
with copies to:
Codexis, Inc.
200 Penobscot Drive
Redwood City, CA 94063
Attention: [***]
Latham & Watkins LLP
140 Scott Drive
Menlo Park, CA 94025
Attention:     [***]
        [***]
(A) with respect to any notice delivered pursuant to clauses (i) or (iv), such notice shall be deemed effective upon submission to such other Party, (B) with respect to any notice delivered pursuant to clause (ii), such notice shall be deemed effective the Business Day following the date of submission

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to the carrier, and (C) with respect to any notice delivered pursuant to clause (iii), such notice shall be deemed effective five (5) Business Days after the date of submission of such facsimile or electronic mail, as applicable. A Party may add, delete, or change the person or address to whom notices should be sent at any time upon written notice delivered to the other Party in accordance with this Section 14.2.
14.3    Assignment. Neither this Agreement nor any of the rights or obligations hereunder may be assigned or transferred by either Party without the prior written consent of the other Party, such consent not to be unreasonably withheld, delayed or conditioned; provided, however, that (i) either Party may, without the other Party’s consent, but with written notice to the other Party, assign or transfer all of its rights and obligations hereunder to any Affiliate, or to a Third Party with whom it completes a Business Combination or to whom it sells substantially all of such Party’s assets relating to this Agreement, and (ii) this Section 14.3 shall not limit the rights of a Party to subcontract its obligations or sublicense its rights as otherwise permitted under this Agreement. The assigning Party shall in any event remain responsible for, and liable hereunder with respect to, the acts and omissions of its assignee in the performance of this Agreement. This Agreement shall inure to the benefit of and be binding on the Parties’ successors and assigns. Any assignment or transfer in violation of the foregoing shall be null and void and wholly invalid, the assignee or transferee in any such assignment or transfer shall acquire no rights whatsoever, and the non‑assigning non‑transferring Party shall not recognize, nor shall it be required to recognize, such assignment or transfer. Notwithstanding anything to the contrary in this Agreement, with respect to any intellectual property rights controlled by the acquiring Third Party or its Affiliates (if other than one (1) of the Parties to this Agreement) involved in any Business Combination of either Party, or by a permitted Third Party assignee of a Party, such intellectual property rights shall not be included in the technology and intellectual property rights licensed to the other Party hereunder to the extent held by such acquirer or assignee or its Affiliate (other than the relevant Party to this Agreement and its preexisting Affiliates) prior to such transaction, or to the extent such technology is developed outside the scope of activities conducted pursuant to this Agreement. The Licensed Patents and Licensed Know-How shall exclude any intellectual property that is owned or controlled by a permitted assignee or successor and is developed outside the scope of activities conducted pursuant to this Agreement. For purposes of this Section 14.3, “Business Combination” means, with respect to a Party, any of the following events: (a) any Third Party (or group of Third Parties acting in concert) acquires, directly or indirectly, shares of such Party representing at least a majority of the voting power (where voting refers to being entitled to vote for the election of directors) then outstanding of such Party; (b) such Party consolidates with or merges into another corporation or entity which is a Third Party, or any corporation or entity which is a Third Party consolidates with or merges into such Party, in either event pursuant to a transaction in which at least a majority of the voting power of the acquiring or resulting entity outstanding immediately after such consolidation or merger is not held by the holders of the outstanding voting power of such Party immediately preceding such consolidation or merger; or (c) such Party conveys or transfers title to all or substantially all of its assets to a Third Party.
14.4    Performance by Affiliates. At a Party’s election, any rights of such Party under this Agreement may be exercised, and any obligations of such Party under this Agreement may be performed, by one (1) or more of its Affiliates; provided, however, that such Party shall at all times

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remain responsible and liable for the performance or non-performance of its Affiliates as though such performance or non-performance were of the Party itself.
14.5    Further Assurances. Each Party agrees, at its own expense, to do, or procure the doing of, all such further acts and things and shall execute and deliver such other agreements, certificates, instruments and documents as are reasonably necessary in order to give full effect to this Agreement.
14.6    Waivers and Modifications. No waiver, modification, release or amendment of any obligation under or provision of this Agreement shall be valid or effective unless in writing and signed by all Parties hereto. The failure of any Party to insist on the performance of any obligation hereunder shall not be deemed to be a waiver of such obligation. Waiver of any provision hereunder or of any breach of any provision hereof shall not be deemed to be a continuing waiver or a waiver of any other breach of such provision (or any other provision) on such occasion or any succeeding occasion.
14.7    Choice of Law. This Agreement (and any claims or disputes arising out of or relating hereto or to the transactions contemplated hereby or to the inducement of any Party to enter herein or therein, whether for breach of contract, tortious conduct or otherwise and whether predicated on common law, statute or otherwise) shall be governed by, enforced, and shall be construed in accordance with the laws of the State of New York, without regard to its conflicts of law provisions. The Parties hereby expressly disclaim the application of the United Nations Convention on the International Sale of Goods to this Agreement.
14.8    Injunctive Relief. Notwithstanding anything herein to the contrary, each party shall be entitled to seek injunctive relief and specific performance (including but not limited to any relief or recovery under this Agreement) in any court of competent jurisdiction in the world.
14.9    Publicity. Upon execution of this Agreement, the Parties shall jointly, or separately, issue a press release announcing the existence of this Agreement in the form attached hereto as Exhibit C. Subject to Section 10.4, each Party agrees not to issue any other press release or other public statement disclosing other information relating to this Agreement or the transactions contemplated hereby without the prior written consent of the other Party. Each Party shall use all reasonable efforts to provide to the other Party a copy of any public announcement regarding this Agreement or the subject matter hereof as soon as reasonably practicable under the circumstances prior to its scheduled release (but in no event less than [***] prior to its scheduled release, unless a shorter period is required to comply with applicable Law under the circumstances). Each Party shall have the right to expeditiously review and recommend changes to any such announcement and the Party whose announcement has been reviewed shall remove any Confidential Information of the reviewing Party that the reviewing Party reasonably deems to be inappropriate for disclosure except to the extent such disclosure is required by applicable Law or rules of a securities exchange or the Securities and Exchange Commission or the securities regulators of any state or other jurisdiction. The contents of any announcement or similar publicity, which has been reviewed and approved by the reviewing Party, (including the press release referred to at the beginning of this Section 14.9) can be re‑released by either Party without a requirement for re‑approval.

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14.10    Relationship of the Parties. Each Party is an independent contractor under this Agreement. Nothing herein is intended or is to be construed so as to constitute Codexis and NHSc as partners, agents or joint venturers. Neither Party shall have any express or implied right or authority to assume or create any obligations on behalf of or in the name of the other Party or to bind the other Party to any contract, agreement or undertaking with any Third Party. There are no express or implied Third Party beneficiaries hereunder.
14.11    Entire Agreement. The Parties and Nestlé Health Science S.A. agree that this Agreement and the attached Exhibits constitutes the entire agreement between the Parties as to the subject matter of this Agreement, and hereby supersedes all prior negotiations, representations, agreements and understandings (whether written or verbal) regarding the same. Notwithstanding anything to the contrary in this Section 14.11, the Confidentiality Agreement, dated as of February 10, 2017, between Codexis and Nestlé Health Science S.A. (the “Prior CDA”) shall remain in full force and effect, provided that all Proprietary Information (as defined therein) that relates to this Agreement or the subject hereof and that was disclosed or exchanged between the Parties under such Prior CDA prior to the Effective Date shall be deemed Confidential Information disclosed by the relevant Party pursuant to this Agreement and shall be governed solely by the terms of this Agreement. Each Party acknowledges that in entering into this Agreement it has not relied on, nor shall it be entitled to rely upon, any representation, warranty, collateral contract or other assurances made by or on behalf of the other Party except for those which are expressly set forth in this Agreement.
14.12    Counterparts. This Agreement may be executed in two or more counterparts, including counterparts delivered by facsimile or other electronic transmission, with the same effect as if both Parties had signed the same document. All such counterparts shall be deemed an original, shall be construed together and shall together constitute one and the same instrument.
14.13    Exports. Each Party agrees not to export or re‑export, directly or indirectly, any information, technical data, the direct product of such data, samples or equipment received or generated under this Agreement in violation of any applicable export control Laws.
14.14    Amendments. Any amendment of this Agreement shall not be binding on the Parties unless set out in writing, expressed to amend this Agreement and signed by authorized representatives of each of the Parties.
14.15    Interpretation. Except where the context otherwise requires, wherever used, the singular shall include the plural, the plural the singular, the use of any gender shall be applicable to all genders and the word “or” is used in the inclusive sense (and/or). The captions of this Agreement are for convenience of reference only and in no way define, describe, extend, or limit the scope or intent of this Agreement or the intent of any provision contained in this Agreement. The term “including,” “include,” or “includes” as used herein shall mean including, without limiting the generality of any description preceding such term. Unless the context requires otherwise, (i) any definition of or reference to any agreement, instrument or other document herein will be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein or therein), (ii) any reference to any applicable Laws herein will

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be construed as referring to such Laws as from time to time enacted, repealed or amended, (iii) any reference herein to any person will be construed to include the person’s successors and permitted assigns, (iv) the words “herein”, “hereof” and “hereunder”, and words of similar import, will be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (v) any reference herein to the words “mutually agree” or “mutual written agreement” will not impose any obligation on either Party to agree to any terms relating thereto relating to such terms except as such Party may determine in such Party’s sole discretion, (vi) all references herein to Sections or Exhibits will be construed to refer to Sections and Exhibits to this Agreement, (vii) the word “days” means calendar days unless otherwise specified, (viii) except as otherwise expressly provided herein all references to “$” or “dollars” refer to the lawful money of the U.S., and (ix) the words “copy” and “copies” and words of similar import when used in this Agreement include, to the extent available, electronic copies, files or databases containing the information, files, items, documents or materials to which such words apply. The headings of each Article and Section in this Agreement have been inserted for convenience of reference only and are not intended to limit or expand on the meaning of the language contained in the particular Article or Section. Each Party represents that it has been represented by legal counsel in connection with this Agreement and acknowledges that it has participated in the drafting hereof. In interpreting and applying the terms and provisions of this Agreement, the Parties agree that no presumption will apply against the Party which drafted such terms and provisions. The language in this Agreement is to be construed in all cases according to its fair meaning.
[Signature page follows]

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IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed by their respective duly authorized officers.
CODEXIS, INC.

By: [***]	(Signature)
Name: [***]
Title: [***]
NESTEC LTD.

By: [***]	(Signature)
Name: [***]
Title: [***]

Solely for purposes of Sections 13.1 and 14.11:
NESTLÉ HEALTH SCIENCE S. A.

By: [***]	(Signature)
Name: [***]
Title: [***]

[Signature page to Global Development, Option and License Agreement]
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Exhibit A
Development Plan
[***]

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Exhibit B
Initial Licensed Patents
[***]

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Exhibit C
Press Releases
[See attached.]

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Codexis and Nestlé Health Science Enter Into Healthcare Focused Protein Engineering Platform Partnership

•
Includes an option for the global development of CDX-6114 for PKU, marking Codexis’ first partnership for an internally developed biotherapeutic product. Codexis receives an upfront payment of $14 million and potential milestones and royalties depending on product success

•
In addition, the partnership adds strategic access to the CodeEvolver® platform for the discovery of additional enzyme therapies for other metabolic disorders requiring drug therapy, as well as novel enzymes for use in medical nutrition and consumer care products

REDWOOD CITY, California (October xx, 2017) – Codexis, Inc. (NASDAQ: CDXS), a leading protein engineering company, and Nestlé Health Science announce a strategic collaboration encompassing multiple projects accessing Codexis’ CodeEvolver® protein engineering platform. The collaboration includes an option for the global development of Codexis’ novel, orally delivered, enzyme, CDX-6114, for the management of phenylketonuria (PKU), an orphan metabolic disorder. In addition, Nestlé Health Science has secured strategic access to the CodeEvolver® protein engineering platform for the discovery of biotherapeutics for other metabolic disorders, and for the development of novel enzyme products for Nestlé Health Science’s Medical Nutrition and Consumer Care business areas.

Terms of the partnership
Under the terms of the option agreement, Nestlé Health Science will make an upfront payment of $14 million. Codexis will be eligible to receive clinical development, approval and commercial milestone payments related to CDX-6114 as well as tiered royalties on product sales. Codexis will be responsible for the clinical development costs for CDX-6114 up to and including phase 1 in healthy volunteers.
Thereafter, Nestlé Health Science will have an option to obtain an exclusive global license to CDX-6114 and will be responsible for all future development and commercialization. Beyond CDX-6114, Nestlé Health Science secures a right of first negotiation over enzyme therapies for inborn errors of amino acid metabolism, which Codexis has in its pipeline or may discover over the next five years.

The partnership also includes a strategic collaboration where Codexis and Nestlé Health Science will leverage the CodeEvolver® platform technology to develop novel enzymes for Nestlé Health Science’s established Consumer Care and Medical Nutrition business areas.

“This transaction validates our CodeEvolver® protein engineering platform technology as a biotherapeutic discovery engine, and also highlights our ability to establish customized partnerships for unlocking the power of proteins with a growing list of the world’s great companies,” said John Nicols, Codexis President and Chief Executive Officer. We look forward to a long term and very productive relationship with the team at Nestlé Health Science.”

Greg Behar, Chief Executive Officer of Nestlé Health Science, stated, “Enzymes are key to healthy functioning. When enzymes are not present or not working properly there can be an impairment of a wide range of processes critical for human health. The partnership with Codexis strengthens our footprint in the

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enzyme field, a fast developing part of the nutritional therapy innovation frontier that is changing the way we manage our health.”

About Phenylketonuria (PKU)
PKU is an inborn metabolic disorder resulting from a mutation in the gene for the enzyme that converts the essential amino acid phenylalanine, present in almost all dietary protein, into tyrosine. As a result of this deficiency, phenylalanine builds up to levels that are toxic in the brain, causing serious neurological symptoms including intellectual disability, seizures and cognitive and behavioral disabilities. To avoid phenylalanine toxicity and the most severe disease symptoms, individuals with PKU must follow a strict, life-long diet that is low in phenylalanine and supplement their diet with a synthetic phenylalanine-free formula to provide sufficient nutrients. Maintaining a strict, life-long diet is a challenge for individuals with PKU. There are an estimated 50,000 people with PKU in the developed world.

About Nestlé Health Science
Nestlé Health Science, a wholly-owned subsidiary of Nestlé, is a health-science company engaged in advancing the role of nutrition therapy to change the course of health for consumers, patients and its partners in healthcare. Nestlé Health Science’s portfolio of nutrition solutions, diagnostics, devices and drugs targets a number of health areas, such as inborn errors of metabolism, pediatric and acute care, obesity care, healthy aging, and gastrointestinal and brain health. Through investing in innovation and leveraging leading edge science, Nestlé Health Science brings forward innovative nutritional therapies with clinical, health economic value and quality of life benefits. Nestlé Health Science employs around 3,000 people worldwide and is headquartered in Epalinges (near Lausanne), Switzerland. For more information, please visit www.nestlehealthscience.com.

About Codexis, Inc.
Codexis, Inc. is a leading protein engineering company that applies its technology to the development of biocatalysts for commercial manufacture of pharmaceuticals and fine chemicals, as well as the development of enzymes as biotherapeutics and for molecular diagnostics. Codexis’ proven technology enables implementation of biocatalytic solutions to meet customer needs for rapid, cost-effective and sustainable manufacturing. For more information, see www.codexis.com.

Forward-Looking Statements
This press release contains forward-looking statements relating to Codexis’ partnership with Nestlé Health Science, including further validation of Codexis’ CodeEvolver® protein engineering platform technology as a biotherapeutic discovery engine, Codexis’ ability to establish customized partnerships for unlocking the power of proteins with a growing list of the world’s great companies, and the long-term and productive nature of Codexis’ relationship with Nestlé Health Science. You should not place undue reliance on these forward-looking statements because they involve known and unknown risks, uncertainties and other factors that are, in some cases, beyond Codexis’ control and that could materially affect actual results. Factors that could materially affect actual results include Codexis’ dependence on its licensees and collaborators; Codexis’ dependence on a limited number of products and customers; potential adverse effects to Codexis’ business if its customers’ products are not received well in the markets; Codexis’ ability to deploy its technology platform in new market spaces; Codexis’ dependence on key personnel; Codexis’ ability to compete may decline if it loses some of its intellectual property

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rights; third party claims that Codexis infringes third party intellectual property rights; and Codexis could face increased competition if third parties misappropriate Codexis biocatalysts. Additional factors that could materially affect actual results can be found in Codexis’ Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 9, 2017 and Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission on August 9, 2017, including under the caption “Risk Factors.” Codexis expressly disclaims any intent or obligation to update these forward-looking statements, except as required by law.

Codexis Contact:
Gordon Sangster
Chief Financial Officer (650) 421-8115
gordon.sangster@codexis.com

Investor Relations Contact: LHA Investor Relations Jody Cain
(310) 691-7100
jcain@lhai.com

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News release
Nestlé Health Science and Codexis create partnership to accelerate enzyme innovation for multiple health conditions

•	2018 clinical trial for PKU candidate boosts pipeline for Nestlé Health Science’s Vitaflo business

•	Partnership to leverage Codexis’ enzyme discovery platform to fuel therapeutic and nutritional innovation

Epalinges, Switzerland, XX October 2017 – As part of its core strategy to advance the therapeutic role of nutrition, Nestlé Health Science (NHSc) is forming an innovation partnership with Codexis (NASDAQ: CDXS), a pioneer in protein engineering and enzyme optimization. The partnership will leverage and extend the application of Codexis’ CodeEvolver® protein engineering platform, creating novel enzymes that will further fuel innovation for NHSc’s subsidiary Vitaflo, specializing for inborn errors of metabolism, as well as for NHSc’s Consumer Care and Medical Nutrition portfolio.
Under the terms of the partnership, Nestlé Health Science acquires an option for Codexis’ lead candidate CDX-6114, an orally delivered enzyme designed to help better manage phenylketonuria (PKU). PKU is an inborn and lifelong metabolic disorder that impacts the ability of patients to process protein properly due to a malfunctioning or deficient enzyme that leads to impairment of neurodevelopment and neurological function. The CDX-6114 enzyme is designed to reduce the damaging build-up in the blood of the amino acid phenylalanine. The clinical development of CDX-6114 is expected to start in 2018 and provides a new dimension to the pipeline of Vitaflo, a leading provider of nutritional ‘diets for life’ for PKU patients and innovations for other inborn errors of metabolism.
Greg Behar, CEO of Nestlé Health Science, stated: “Enzymes are key to healthy functioning. When enzymes are not present or not working properly there can be an impairment of a wide range of processes critical for human health. The partnership with Codexis strengthens our footprint in the enzyme field, a fast developing part of the nutritional therapy innovation frontier that is changing the way we manage our health.”
John Nicols, Codexis President and Chief Executive Officer, added, “The partnership with Nestlé Health Science highlights our ability to partner flexibly with industry leaders to create value with our CodeEvolver® protein engineering platform technology. In this case, to unlock the power of proteins for the development of novel biotherapeutics. We look forward to a long term and very productive relationship with Nestlé Health Science.”
Terms of the agreement
Under the terms of the agreement, Nestlé Health Science will make an upfront payment of $ 14 million. Codexis will be eligible to receive clinical development, approval and commercial milestone payments related to CDX-6114 as well as tiered royalties. Codexis will be responsible for the clinical development costs for CDX-6114 up to and including phase 1 in healthy volunteers. Thereafter, Nestlé Health Science will have an option to obtain an exclusive global license to CDX-6114 and will be responsible for all future development and commercialization. Beyond CDX-6114, Nestlé Health Science secures a right of first negotiation over enzyme therapies for inborn errors of amino acid metabolism, which Codexis has in its pipeline or may discover over the next five years.
The partnership also includes a strategic collaboration where Codexis and Nestlé Health Science will leverage the CodeEvolver® platform technology to develop novel enzymes for Nestlé Health Science’s established Consumer Care and Medical Nutrition business areas.

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[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Codexis, Inc.

About Nestlé Health Science
Nestlé Health Science, a wholly-owned subsidiary of Nestlé, is a health-science company engaged in advancing the role of nutrition therapy to change the course of health for consumers, patients and its partners in healthcare. Nestlé Health Science’s portfolio of nutrition solutions, diagnostics, devices and drugs targets a number of health areas, such as inborn errors of metabolism, pediatric and acute care, obesity care, healthy aging, and gastrointestinal and brain health. Through investing in innovation and leveraging leading edge science, Nestlé Health Science brings forward innovative nutritional therapies with clinical, health economic value and quality of life benefits. Nestlé Health Science employs around 3,000 people worldwide and is headquartered in Epalinges (near Lausanne), Switzerland. For more information, please visit http://www.nestlehealthscience.com.

About Codexis
Codexis, Inc. is a leading protein engineering company that applies its technology to the development of biocatalysts for commercial manufacture of pharmaceuticals and fine chemicals, as well as the development of enzymes as biotherapeutics and for molecular diagnostics. Codexis’ proven technology enables implementation of biocatalytic solutions to meet customer needs for rapid, cost-effective and sustainable manufacturing. For more information, visit http://www.codexis.com.

Forward-Looking Statement
This press release contains “forward-looking statements” regarding the development and commercialization of enzymes for use in various health conditions or disorders. Such forward-looking statements are based on current expectations and involve inherent risks and uncertainties, including factors that could delay, divert or change any of them, and could cause actual outcomes and results to differ materially from current expectations. No forward-looking statement can be guaranteed.

Contact:
Rodrigo Macip
Head of Corporate and Consumer Communications, Nestlé Health Science nestlehealthscience.external@nestle.com
Media Tel: + 41 21 924 22 00

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Codexis, Inc.

Exhibit D
Claimed PAL Compounds
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[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Codexis, Inc.

Exhibit E
Compound-related Contracts
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[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Codexis, Inc.

Exhibit F
Formulation Objectives
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[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Codexis, Inc.

Exhibit G
Solid Dosage Form Development Study

Solid Dosage Form Development Study Plan:
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[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.